As filed with the Securities and Exchange Commission on October 17, 1997

                                                                File No. 2-67052
                                                               File No. 811-3023
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 47

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 49
--------------------------------------------------------------------------------

                                   FORUM FUNDS
                          (Formerly Forum Funds, Inc.)
             (Exact Name of Registrant as Specified in its Charter)

                   Two Portland Square, Portland, Maine 04101
                     (Address of Principal Executive Office)

        Registrant's Telephone Number, including Area Code: 207-879-1900
--------------------------------------------------------------------------------

                               Max Berueffy, Esq.
                         Forum Financial Services, Inc.
                   Two Portland Square, Portland, Maine 04101
                     (Name and Address of Agent for Service)

                          Copies of Communications to:
                            Anthony C.J. Nuland, Esq.
                         Seward & Kissel 1200 G Street,
                                      N.W.
                             Washington, D.C. 20005
--------------------------------------------------------------------------------

It is proposed  that this filing will become  effective:
    _____     immediately upon filing pursuant to Rule 485, paragraph (b)
    _____     on [ ] pursuant to Rule 485, paragraph (b)
    _____     60 days after filing pursuant to Rule 485, paragraph (a)(i)
    __X__     75 days after filing pursuant to Rule 485,  paragraph (a)(ii)
    _____     on [ ] pursuant to Rule 485, paragraph (a)(ii)
    _____     this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no fee is payable herewith. Registrant filed a Rule 24f-2 notice for its most recent fiscal year ended March 31, 1997, on May 29, 1997.

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 404(C))

                                     PART A
       (Prospectus offering Shares of Investors Bond Fund, Investors High
                    Grade Bond Fund and TaxSaver Bond Fund)

FORM N-1A                                                   LOCATION IN PROSPECTUS
 ITEM NO.                                                         (CAPTION)
---------                                                   -----------------------
Item 1.           Cover Page:                               Cover Page

Item 2.           Synopsis:                                 Prospectus Summary

Item 3.           Condensed Financial
                  Information:                              Financial Highlights

Item 4.           General Description
                  of Registrant:                            Prospectus Summary; Investment Objective and
                                                            Policies; Other Information

Item 5.           Management of the Fund:                   Prospectus Summary; Management

Item 6.           Capital Stock and
                  Other Securities                          Investment Objective and Policies; Dividends and Tax
                                                            Matters; Other Information - The Trust and its Shares

Item 7.           Purchase of Securities
                  Being Offered:                            Purchases and Redemptions of Shares; Other
                                                            Information - Determination of Net Asset Value;
                                                            Management

Item 8.           Redemption or Repurchase
                  of Shares:                                Purchases and Redemptions of Shares

Item 9.           Pending Legal Proceedings                 Not Applicable

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 404(C))

                                     PART A
                            (All other Prospectuses)

                          Not Applicable in this Filing

                                     PART B
   (SAI offering Shares of Maine Municipal Bond Fund, New Hampshire Bond Fund, Investors Bond Fund, Investors High Grade Bond Fund and TaxSaver Bond Fund)

                                                              LOCATION IN STATEMENT
FORM N-1A                                                   OF ADDITIONAL INFORMATION
 ITEM NO.                                                           (CAPTION)
---------                                                   --------------------------
Item 10.          Cover Page:                               Cover Page

Item 11.          Table of Contents:                        Cover Page

Item 12.          General Information and History:          Management; Other Information

Item 13.          Investment Objectives and
                  Policies:                                 Investment Policies; Investment Limitations

Item 14.          Management of the Registrant:             Management

Item 15.          Control Persons and
                  Principal Holders of
                  Securities:                               Other Information

Item 16.          Investment Advisory
                  and Other Services:                       Management; Other Information - Custodian, Counsel,
                                                            Auditors

Item 17.          Brokerage Allocation
                  and Other Practices:                      Portfolio Transactions

Item 18.          Capital Stock and
                  Other Securities:                         Determination of Net Asset Value

Item 19.          Purchase, Redemption and
                  Pricing of Securities Being
                  Offered:                                  Determination of Net Asset Value; Additional Purchase
                                                            and Redemption Information

Item 20.          Tax Status:                               Taxation

Item 21.          Underwriters:                             Management

Item 22.          Calculation of
                  Performance Data:                         Performance Data

Item 23.          Financial Statements:                     Not Applicable

                              CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 404(C))

                                     PART B
                                (All other SAIs)

                          Not Applicable in this Filing

                                   FRONT COVER

Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

FORUM FUNDS

   INVESTORS BOND FUND
   INVESTORS HIGH GRADE BOND FUND
   TAXSAVER BOND FUND

                                              PRELIMINARY PROSPECTUS
                                               SUBJECT TO COMPLETION
                                                 December __, 1997

This Prospectus offers shares of Investors Bond Fund, Investors High Grade Bond Fund and TaxSaver Bond Fund (the "Funds"), each a non-diversified series of Forum Funds (the "Trust"), an open-end, management investment company.


         INVESTORS BOND FUND seeks to provide as high a level of current income as is consistent with capital preservation and prudent investment risk. The Fund invests primarily in a portfolio of investment grade debt securities.


         INVESTORS HIGH GRADE BOND FUND seeks to provide as high a level of current income as is consistent with capital preservation and prudent investment risk. The Fund invests primarily in a portfolio of high grade debt securities.


         TAXSAVER BOND FUND seeks to provide shareholders with a high level of current income exempt from Federal income tax. The Fund invests principally in investment grade debt obligations issued by the states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities.

Shares of the Funds are offered to investors at a price equal to the next determined net asset value plus a maximum sales charge of 3.75% of the total public offering price (3.90% of the net amount invested).


This Prospectus sets forth concisely the information concerning the Trust and the Funds that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission ("SEC") a Statement of Additional Information subject to completion dated December __, 1997, as may be amended from time to time (the "SAI"), which contains more detailed information about the Trust and the Funds and which is incorporated into this Prospectus by reference. The SAI is available without charge by contacting the Trust's transfer agent, Forum Financial Corp. at P.O. Box 446, Portland, Maine, 04112, (207) 879-0001 or (800) 94FORUM.


    INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

                                                 TABLE OF CONTENTS

                                                        Page                                                  Page
        1. Prospectus Summary.............................2     5.  Additional Investment Policies...........15
        2. Financial Highlights...........................4     6.  Management...............................19
        3. Investment Objective and Policies..............6     7.  Purchases and Redemptions of Shares......20

           Investors Bond Fund and                              8.  Dividends and Tax Matters................27
           Investors High Grade Bond Fund.................6     9.  Other Information........................29

           TaxSaver Bond Fund............................12
        4. Certain Risk Factors..........................14         Account Application

FUND  SHARES ARE NOT  OBLIGATIONS,  DEPOSITS  OR  ACCOUNTS  OF, OR  ENDORSED  OR
GUARANTEED BY, ANY BANK OR ANY AFFILIATE OF A BANK AND ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER FEDERAL AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

1. PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUNDS

INVESTMENT OBJECTIVES

         INVESTORS BOND FUND. The investment objective of the Fund is to provide as high a level of current income as is consistent with capital preservation and prudent investment risk. The Fund invests primarily in a portfolio of investment grade debt securities.


         INVESTORS HIGH GRADE BOND FUND. The investment objective of the Fund is to provide as high a level of current income as is consistent with capital preservation and prudent investment risk. The Fund invests primarily in a portfolio of high grade debt securities, which are debt securities rated in one of the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO").


         TAXSAVER BOND FUND. The investment objective of the Fund is to provide shareholders with a high level of current income exempt from Federal income tax. The Fund invests principally in investment grade debt obligations issued by the states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities. See the "Investment Objectives and Policies" sections.

FUND MANAGEMENT

     The Funds' investment adviser is Forum Advisors, Inc. (the "Adviser"). The manager of the Trust is Forum Administrative Services, LLC ("FAS") and distributor of its shares is Forum Financial Services, Inc. ("FFSI"). Forum Financial Corp. (the "Transfer Agent") serves as the Trust's transfer agent, dividend disbursing agent and shareholder servicing agent. Each of the Adviser, FAS, FFSI and the Transfer Agent are located at Two Portland Square, Portland, Maine 04101. See "Management."

PURCHASES AND REDEMPTIONS

         Shares of the Funds are offered at the next-determined net asset value per share plus any applicable sales charge. The minimum initial investment is $5,000 ($2,000 for IRAs; $2,500 for exchanges) and the minimum subsequent investment is $500. Shares may be redeemed without charge. See "Purchases and Redemptions of Shares."

EXCHANGE PROGRAM

         Shareholders of the Funds may exchange their shares without charge for the shares of certain other funds. See "Purchases and Redemptions of Shares - Exchanges."

DIVIDENDS

         Dividends of net investment income are declared daily and paid monthly by each Fund and are reinvested in Fund shares unless a shareholder elects to have them paid in cash. It is anticipated that substantially all of the dividends paid by TaxSaver Bond Fund will be exempt from Federal income taxes, including the Federal alternative minimum tax. See "Dividends and Tax Matters."

CERTAIN INVESTMENT CONSIDERATIONS AND RISK FACTORS


         There can be no assurance that any Fund will achieve its investment objective, and a Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Normally, the value of a Fund's investments varies inversely with changes in interest rates. Upon redemption, an investment in a Fund may be worth more or less than its original value.

         All investments made by the Funds entail some risk. The market value of interest-bearing debt securities held by the Funds will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The Funds' investments also are subject to "credit risk" relating to the financial condition of the issuers of the securities that each Fund holds. Investments in non-investment grade debt securities by Investors Bond Fund and TaxSaver Bond Fund and each of the Funds' investment techniques, however, entail certain additional risks, such as the potential use of leverage by a Fund through borrowings, securities lending, swap transactions and other investment techniques. See "Additional Investment Policies." Similarly, a Fund's use of mortgage- and asset-backed securities entails certain risks. See "Investment Objective and Policies - Investors Bond Fund - Mortgage-Backed Securities" and "- Asset-Backed Securities." The Funds are non-diversified and, therefore, have greater freedom to concentrate their investments than if they were diversified funds. See "Certain Risk Factors."


EXPENSES OF INVESTING IN THE FUND

         The  purpose  of  the  following  table  is  to  assist   investors  in
understanding the various expenses that an investor in a Fund will bear directly or indirectly.


                                                          INVESTORS      INVESTORS HIGH     TAXSAVER
                                                           BOND FUND     GRADE BOND FUND    BOND FUND
                                                          ---------      ---------------    ---------

Shareholder Transaction Expenses
Maximum sales charge imposed on purchases (as a

   percentage of public offering price) (1).............         3.75%               3.75%        3.75%
Exchange Fee............................................          None                None         None

Annual Fund Operating Expenses (2) (as a percentage of average net assets after applicable expense reimbursements and fee waivers)

Management Fees (after fee waivers) (3).................         0.40%               0.40%        0.40%
12b-1 Fees..............................................          None                None         None
Other Expenses (after expense reimbursements) (4).......         0.30%               0.30%        0.20%
Total Fund Operating Expenses (4).......................         0.70%               0.70%        0.60%


     (1) Certain shareholders may be eligible for reduced sales charges. See "Purchases and Redemptions of Shares - Reduced Sales Charges."


     (2) The Annual Fund Operating Expenses for Investors Bond Fund and TaxSaver Bond Fund are based on amounts incurred by each Fund during the Fund's most recent fiscal year ended March 31, 1997. The Annual Fund Operating Expenses for Investors High Grade Bond Fund are based on estimated expenses and assets during the Fund's initial period of operations ending March 31, 1998.

     (3) Management Fees include all investment advisory fees and administration fees incurred by the Funds. Management has voluntarily agreed to waive all or a portion of its fees with respect to Investor High Grade Bond Fund and assume certain expenses of the Fund through at least March 31, 1998 in order to limit the Total Fund Operating Expenses to 0.70% of the Fund's average daily net assets. Absent waivers (including estimated waivers in the case of Investors High Grade Bond Fund), "Management Fees" for each Fund would be 0.70%. Fee waivers are voluntary and may be reduced or eliminated at any time

     (4) Absent expense reimbursements and fee waivers (including estimated expense reimbursements and fee waivers in the case of Investors High Grade Bond
Fund), "Other Expenses" and "Total Fund Operating Expenses" would be 0.75% and 1.45% respectively, in the case of Investors Bond Fund, 0.75% and 1.45%, respectively in the case of Investors High Grade Bond Fund, and 0.83% and 1.53%, respectively, in the case of TaxSaver Bond Fund. Expense reimbursements and fee waivers are voluntary and may be reduced or eliminated at any time. For a further description of the various expenses incurred in the operation of the Fund, see "Management."


EXAMPLE

         Following is a hypothetical example that indicates the dollar amount of expenses that an investor in the Fund would pay assuming a $1,000 investment in the Fund, a 5% annual return, the reinvestment of all dividends and distributions and redemption at the end of each period and payment of the maximum initial sales charge:


                                                                   1 YEAR      3 YEARS      5 YEARS     10 YEARS
                                                                   ------      -------      -------     --------

   Investors Bond Fund.........................................     $44          $59          $75         $121
   Investors High Grade Bond Fund                                   $44          $59          $75         $121
   TaxSaver Bond Fund..........................................     $43          $56          $70         $110


         The example is based on the expenses listed in the table. The five percent annual return is not predictive of and does not represent the Funds' projected returns; rather, it is required by government regulation. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.

2. FINANCIAL HIGHLIGHTS

     The following information represents selected data for a single share outstanding of each Fund. This information has been audited by XXXXXXXXXXX. Further information about the Funds' performance is contained in the Funds' annual report to shareholders, which may be obtained from the Trust without charge.

                                                                     INVESTORS BOND FUND
                                                                     Year Ended March 31,
                                   -----------------------------------------------------------------------------------------
                                      1997      1996      1995       1994        1993        1992       1991      1990(a)
                                      ----      ----      ----       ----        ----        ----       ----      -------
      Net Asset Value, Beginning
         of Period
                                       $10.21    $10.00    $10.38      $10.71      $10.43      $10.09     $9.82   $10.00
      Investment Operations:       ---------- --------- --------- ----------- ----------- ----------- --------- -----------
        Net Investment Income            0.71      0.74      0.82        0.81        0.82        0.83      0.84     0.42
        Net Realized and
            Unrealized Gain
            (Loss) on Investments      -          0.21    (0.38)      (0.30)        0.53        0.44      0.27      (0.14)
                                      ------- --------- --------- ----------- ----------- ----------- ---------   ---------

      Total from Investment
         Operations                      0.71       0.95      0.44        0.51        1.35        1.27      1.11     0.28
                                       --------- --------- ----------- ----------- ----------- --------- --------  --------
      Distributions From:
        Net Investment Income          (0.71)    (0.74)    (0.82)      (0.81)      (0.82)      (0.83)    (0.84)     (0.42)
        Net Realized Gain on
         Investments                  (0.02)     _         _          (0.03)      (0.25)      (0.10)     _          (0.04)
                                   ---------- --------- --------- ----------- ----------- ----------- --------- -----------
      Total Distributions              (0.73)    (0.74)    (0.82)      (0.84)      (1.07)      (0.93)    (0.84)     (0.46)
                                   ========== ========= ========= =========== =========== =========== ========= ===========
      Net Asset Value, End of
         Period                        $10.19    $10.21    $10.00      $10.38      $10.71      $10.43    $10.09     $9.82
                                   ========== ========= ========= =========== =========== =========== ========= ===========
      Total Return (b)                  7.18%     9.84%     4.55%       4.70%      13.53%      12.91%    11.76%    5.79%(c)
      Ratio/Supplementary Data:
      Net Assets at End of Period
         (000's omitted)            $22,190     $25,676   $25,890     $26,083     $26,832     $24,336   $19,132     $19,400

      Ratios to Average Net
         Assets:
        Expenses Including
         Reimbursement/Waiver           0.70%     0.43%     0.75%       0.75%       0.75%       0.70%     0.64%    0.41%(c)
        Expenses Excluding
         Reimbursement/Waiver           1.45%     1.36%     1.33%       1.31%       1.40%       1.51%     1.68%    1.52%(c)
        Net Investment Income
         Including
         Reimbursement/Waiver           6.94%     7.29%     8.19%       7.49%       7.71%       7.93%     8.44%    8.51%(c)
      Portfolio Turnover Rate          79.42%    42.89%    48.17%      41.41%     193.21%     221.39%    73.32%      93.08%

(a)      The Fund commenced operations on October 2, 1989.
(b)      Total return calculations do not include sales charge.
(c)      Annualized.





                                                                      TAXSAVER BOND FUND
                                                                     Year Ended March 31,

                                   -----------------------------------------------------------------------------------------
                                      1997      1996      1995       1994        1993        1992       1991      1990(A)
                                      ----      ----      ----       ----        ----        ----       ----      -------
      Net Asset Value, Beginning
         of Period                 $10.57      $10.39    $10.35      $10.63      $10.26      $10.10     $9.97      $10.00
                                   ---------- --------- --------- ----------- ----------- ----------- --------- -----------
      Investment Operations:
        Net Investment Income        0.56       0.57      0.57        0.57        0.63        0.68      0.67        0.33
        Net Realized and
            Unrealized Gain                   --------- --------- ----------- ----------- ----------- --------- -----------
            (Loss) on Investments    (0.03)     0.18      0.04      (0.01)        0.49        0.20      0.13         (0.03)
                                    --------  --------- --------- ----------- ----------- ----------- ---------  ----------
       Total from Investment
         Operations                   0.53       0.75      0.61        0.56        1.12        0.88      0.80        0.30
                                     --------- --------- ----------- ----------- ----------- --------- ----------- --------

      Distributions From:
        Net Investment Income          (0.56)    (0.57)    (0.57)      (0.57)      (0.63)      (0.68)    (0.67)      (0.33)
        Net Realized Gain on
         Investments                   (0.05)     _         _          (0.27)      (0.12)      (0.04)     _          _
                                   ---------- --------- --------- ----------- ----------- ----------- --------- -----------
      Total Distributions              (0.61)    (0.57)    (0.57)      (0.84)      (0.75)      (0.72)    (0.67)      (0.33)
                                   ---------- --------- --------- ----------- ----------- ----------- --------- -----------
      Net Asset Value, End of
         Period                       $10.49    $10.57    $10.39      $10.35      $10.63      $10.26    $10.10       $9.97
                                   ========== ========= ========= =========== =========== =========== ========= ===========
      Total Return (b)                  5.15%     7.36%     6.18%       5.24%      11.28%       8.95%     8.29%    6.16%(c)
      Ratio/Supplementary Data:
      Net Assets at End of Period
         (000's omitted)             $17,757    $17,915   $16,018     $16,518     $16,580     $11,207    $9,998      $9,546

      Ratios to Average Net
         Assets:
        Expenses Including
         Reimbursement/Waiver           0.60%     0.60%     0.60%       0.60%       0.60%       0.55%     0.49%    0.22%(c)
        Expenses Excluding
         Reimbursement/Waiver           1.53%     1.48%     1.45%       1.50%       1.56%       1.66%     1.86%    1.66%(c)
        Net Investment Income
         Including Reimbursement/

          Waiver                        5.28%     5.35%     5.62%       5.27%       5.98%       6.64%     6.69%    6.54%(c)
      Portfolio Turnover Rate          34.19%    61.61%    63.85%     141.80%     240.36%     104.29%    54.62%      13.25%


(a)      The Fund commenced operations on October 2, 1989.
(b)      Total return calculations do not include sales charge.
(c)      Annualized.

3.       INVESTMENT OBJECTIVE AND POLICIES


INVESTORS BOND FUND AND INVESTORS HIGH GRADE BOND FUND


INVESTMENT OBJECTIVE


         The investment objective of both Investors Bond Fund and Investors High Grade Bond Fund is to provide as high a level of current income as is consistent with capital preservation and prudent investment risk. By seeking capital preservation each Fund attempts to control the risk of default and the risk of capital losses in periods of falling prices for debt securities. There can be no assurance that either Fund will achieve its investment objective.


INVESTMENT POLICIES


         INVESTORS BOND FUND seeks to attain its investment objective by investing primarily in a portfolio consisting of investment grade debt securities. Under normal circumstances, the Fund intends to invest at least 65% of its assets in debt securities, obligations issued or guaranteed as to principal and interest by the United States Government or by any of its agencies or instrumentalities ("U.S. Government Securities"), and mortgage-backed and asset-backed securities.

         The securities in which Investors Bond Fund invests will include debt securities which are rated in one of the four highest rating categories by an NRSRO such as Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P") (See SAI -"Description of Securities Ratings"), U.S. Government Securities and mortgage-backed and asset backed securities rated in one of the two highest rating categories by a NRSRO.

         INVESTORS HIGH GRADE BOND FUND seeks to attain its investment objective by investing in a portfolio consisting of high grade debt securities, which are securities rated in one of the three highest rating categories by an NRSRO such as Moody's or S&P (See SAI -"Description of Securities Ratings"). Under normal circumstances, the Fund intends to invest at least 65% of its assets in high grade debt securities, U.S. Government Securities, and mortgage-backed securities rated in one of the two highest rating categories by a NRSRO. The Fund intends to invest at least 40% of its assets in U.S. Government Securities that are direct obligations of the U.S. Treasury (such as Treasury bills and notes). The Fund will not invest more than 30% of its assets in corporate obligations or in the securities of U.S. Government agencies. See "U.S. Government Securities" below.

         The Funds also may invest in commercial paper and other money market instruments rated in one of the two highest rating categories by an NRSRO, and banker's acceptances or negotiable certificates of deposit issued by the commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation.

         Each Fund may from time to time lend securities from its portfolio to brokers, dealers and other financial institutions. Securities loans must be continuously secured by cash or U.S. Government Securities with a market value, determined daily, at least equal to the value of the Fund's securities loaned, including accrued interest. The Fund receives interest in respect of securities loans from the borrower or from investing cash collateral. The Fund may pay fees to arrange the loans. Each Fund will, as a fundamental policy, limit securities lending to not more than 10% of the value of its total assets.

         Each Fund will invest, as a fundamental policy, at least 90% of the value of its total assets at the time of investment in the above types of securities or in repurchase agreements covering those securities.

     Investors Bond Fund may also invest up to 10% of the value of its total assets at the time of investment in:


         (1) debt securities which are rated in the fifth highest rating category by an NRSRO (for example, BB by S&P). Bonds rated BB are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

         (2) preferred stock which is rated in one of the five highest rating categories by an NRSRO (for example, ba or above by Moody's). An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

         (3)      options and futures contracts.


         Securities in the four highest rating categories are generally considered to be investment grade, although Moody's indicates that securities rated Baa have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Debt securities and preferred stock rated in the fifth highest rating category by Moody's and by S&P are not considered to be investment grade, are high risk, have predominantly speculative characteristics and are commonly known as "Junk Bonds." See "Certain Risk Factors." Investors High Grade Bond Fund will not invest in any debt security or preferred stock rated below the third highest rating category by an NRSRO (for example, A or above by Moody's).

         With respect to debt issued by banks, bank holding companies, non-bank banks, thrifts, broker-dealers and broker-dealers' parent companies, the Funds may invest in securities rated by Thomson BankWatch in the categories specified by their investment policies. Securities with different ratings from NRSROs are assigned the higher rating. See Appendix A to the SAI for a description of the range of ratings assigned to various types of bonds and other securities by several NRSROs.

         Investors Bond Fund may purchase unrated securities which the Adviser believes to be of comparable quality to the rated securities in which the Fund may invest. Unrated securities may not be as actively traded as rated securities. An unrated security will be considered for investment by a Fund when the Adviser believes that the financial condition of the issuer of the obligation and the protection afforded by the terms of the obligation itself limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest.

         During its last fiscal year, Investors Bond Fund had 61.83% of its average annual assets in securities rated by Moody's or S&P and 37.12% of its average annual assets in unrated investments, including cash and cash equivalents. For that year the Fund had the following percentages of its average annual net assets invested in rated securities: Aaa/AAA - 14.16%, Aa/AA - 2.09%, A/A - 18.65%, Baa/BBB - 17.66%, Ba/BB - 4.50% and B/B - 4.77%. Securities with different ratings from Moody's and S&P were assigned the higher rating. This information reflects the average month end composition of the assets for the Fund's last fiscal year and is not necessarily representative of the Fund as of the end of last year, the current fiscal year or any other time.

         As of October 2, 1997, $3,569,653 of Investors Bond Fund's $27,314,633 in net assets were invested in Citfed Bancorp, Inc., an issuer of unrated securities that, at the time of investment, the Adviser believed to be of quality comparable to the rated securities in which the Fund may invest. These securities subsequently received a B rating from each of S&P and Moody's and a rating of BB+ (the fifth highest rating category) from Thomson BankWatch. These securities remained in Investors Bond Fund's portfolio because the Adviser believed that the investment was and would continue to be in the best interests of the Fund. On September 10, 1997, Thomson BankWatch upgraded its rating of Citfed Bancorp, Inc. to BBB-, the fourth highest rating category.

         In general, the longer the maturity of a security, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a security. The average maturity of each Fund's portfolio will vary depending on anticipated market conditions. It is anticipated that Investors Bond Fund will invest in debt obligations with maturities ranging from short-term (including overnight) to 30 years. It is also anticipated that Investor Bond Fund's portfolio of securities will have a weighted average maturity of between five and 20 years. It is anticipated that Investors High Grade Bond Fund will invest in debt obligations with maturities ranging from short-term (including overnight) to 20 years and that it will invest no more than 25% of it assets in debt obligations with maturities greater than 10 years. Investors High Grade Bond Fund's portfolio of securities will have a weighted average maturity of no greater than 7 years.

         CORPORATE DEBT SECURITIES AND FOREIGN SECURITIES. In selecting corporate debt securities for a Fund, the Adviser reviews and monitors the creditworthiness of each issuer and issue. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. In addition to the debt securities of domestic corporations, each Fund may invest in debt securities registered and sold in the United States by foreign issuers (Yankee Bonds) and those sold outside the United States by foreign or U.S. issuers (Eurobonds). Each Fund restricts its purchases of these securities to issues denominated and payable in United States dollars. All obligations of non-U.S. issuers purchased by a Fund will be issued or guaranteed by a sovereign government, by a supranational agency whose members are sovereign governments, or by a U.S. issuer in whose debt securities the Fund could invest.

         U.S. GOVERNMENT SECURITIES. The U.S. Government Securities in which a Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills and notes) and other securities backed by the full faith and credit of the U.S. Government, such as those issued by the Government National Mortgage Association ("GNMA"). Each Fund may also invest in U.S. Government Securities that have lesser degrees of government backing. For instance, a Fund may purchase obligations of the of the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") (which are supported by the right of the issuer to borrow from the Treasury under certain circumstances) and obligations of the Student Loan Marketing Association and the Federal Home Loan Banks (which are supported only by the credit of the agency or instrumentality). There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit and, accordingly, these securities may involve more risk than other U.S. Government Securities.

         MORTGAGE-BACKED SECURITIES. The Adviser anticipates that up to 50% of the value of the Investors Bond Fund's total assets may be invested in mortgage-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by banks, savings associations, private mortgage insurance companies or mortgage bankers. Investors High Grade Bond Fund may invest in mortgage-backed securities issued by governmental or government-related entities, but will not invest in privately issued mortgage-backed secuities.


         Interests in mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. In contrast, mortgage-backed securities provide monthly payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities or a mortgage loan servicer. Additional payments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans.

         UNDERLYING MORTGAGES. Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes, but may be made to purchasers of mobile homes or other real estate interests. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage servicers impose qualification standards for local lending institutions which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.


         LIQUIDITY AND MARKETABILITY. The market for mortgage-backed securities has expanded considerably in recent years. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors make government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loan institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for government and government-related mortgage pools.


         AVERAGE LIFE AND PREPAYMENTS. The average life of a pass-through pool varies with the maturities of the underlying mortgage instruments. In addition, a pool's terms may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Prepayments with respect to securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to the Fund if the securities were acquired at a premium. The occurrence of mortgage prepayments is affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.


         As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

         YIELD CALCULATIONS. Yields on pass-through securities are typically quoted by investment dealers based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgages. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund.

         GOVERNMENT AND GOVERNMENT-RELATED GUARANTORS. The principal government guarantor of mortgage-backed securities is the Government National Mortgage Association ("GNMA"), a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages.

         The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller-servicers. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government that was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FNMA and FHLMC each guarantee the payment of principal and interest on the securities they issue. These securities, however, are not backed by the full faith and credit of the United States Government.


         PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. Investors Bond Fund may invest in mortgage-backed securities offered by private issuers including pass-through securities comprised of pools of conventional mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations.


         Mortgage-backed securities issued by non-governmental issuers may offer a higher rate of interest than securities issued by government issuers because of the absence of direct or indirect government guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities, however, guarantee timely payment of interest and principal on such securities. Timely payment of interest and principal may also be supported by various forms of insurance, including individual loan, title, pool and hazard policies. There can be no assurance that the private issuers or insurers will be able to meet their obligations under the relevant guarantees and insurance policies.


         ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Investors Bond Fund may invest in adjustable rate mortgage-backed securities ("ARMs"), which are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. Also, most adjustable rate securities (or the underlying mortgages) are subject to caps or floors. "Caps" limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and, accordingly, fluctuation in interest rates above these levels could cause such mortgage securities to "cap out" and to behave more like long-term, fixed-rate debt securities.

         ARMs may have less risk of a decline in value during periods of rapidly rising rates, but they may also have less potential for capital appreciation than other debt securities of comparable maturities due to the periodic adjustment of the interest rate on the underlying mortgages and due to the likelihood of increased prepayments of mortgages as interest rates decline. Furthermore, during periods of declining interest rates, income to the Fund will decrease as the coupon rate resets to reflect the decline in interest rates. During periods of rising interest rates, changes in the coupon rates of the mortgages underlying the Fund's ARMs may lag behind changes in market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, investors could suffer some principal loss if they sold Fund Shares before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Investors High Grade Bond Fund will not invest in ARMs.

         COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized Mortgage Obligations ("CMOs") are debt obligations that are collateralized by mortgages or mortgage pass-through securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages ("Mortgage Assets"). CMOs may be privately issued or U.S. Government Securities. Investors High Grade Bond Fund will invest only in CMOs that are U.S. Government Securities and will not invest in privately issued CMOs. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs on the same schedule as they are received, although, certain classes (often referred to as tranches) of CMOs have priority over other classes with respect to the receipt of payments. Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and that have multiple classes similar to those of CMOs. Unless the context indicates otherwise, references to CMOs include multi-class mortgage pass-through securities. Payments of principal of and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-based securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the contemplated range, or if deviations from other assumptions occur, principal payments on a PAC Bond may be greater or smaller than predicted. The magnitude of the contemplated range varies from one PAC Bond to another; a narrower range increases the risk that prepayments will be greater or smaller than contemplated. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-backed securities.

         The final tranche of a CMO may be structured as an accrual bond (sometimes referred to as a Z-tranche). Holders of accrual bonds receive no cash payments for an extended period of time. During the time that earlier tranches are outstanding, accrual bonds receive accrued interest which is a credit for periodic interest payments that increases the face amount of the security at a compounded rate, but is not paid to the bond holder. After all previous tranches are retired, accrual bond holders start receiving cash payments that include both principal and continuing interest. The market value of accrual bonds can fluctuate widely and their average life depends on the other aspects of the CMO offering. Interest on accrual bonds is taxable when accrued even though the holders receive no accrual payment. The Fund distributes all of its net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss. The Adviser's analyses of particular CMO issues and estimates of future economic indicators (such as interest rates) become more important to the performance of a Fund as the securities become more complicated.

         STRIPPED MORTGAGE-BACKED SECURITIES. Investors Bond Fund may invest in stripped mortgage-backed securities, which are classes of mortgage-backed securities that receive different proportions of the interest and principal distributions from the underlying Mortgage Assets. They may be may be privately issued or U.S. Government Securities. In the most extreme case, one class will be entitled to receive all or a portion of the interest but none of the principal from the Mortgage Assets (the interest-only or "IO" class) and one class will be entitled to receive all or a portion of the principal, but none of the interest (the "PO" class). Investors High Grade Bond Fund will not invest in stripped mortgage-backed securities.

         ASSET-BACKED SECURITIES. The Adviser anticipates that up to 15% of the value of Investors Bond Fund's total assets may be invested in asset-backed securities. Investors High Grade Bond Fund will not invest in asset-backed securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.


         Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

TAXSAVER BOND FUND

INVESTMENT OBJECTIVE

         The investment objective of the Fund is to provide shareholders with a high level of current income exempt from Federal income tax. Although the Fund will attempt to invest 100% of its assets in municipal securities the interest on which is exempt from all Federal income tax, including the Federal alternative minimum tax ("AMT"), the Fund reserves the right to invest up to 20% of the value of its net assets in securities on which the interest income is subject to Federal income taxation. In addition, the Fund may assume a temporary defensive position and invest without limit in cash and cash equivalents that may be taxable. There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES

         The Fund pursues its objective by investing principally in investment grade debt obligations issued by the states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities. These securities are generally known as "municipal securities" and include municipal bonds, notes and leases. It is anticipated that under normal circumstances substantially all of the Fund's total assets will be invested in municipal securities the interest income from which is exempt from Federal income taxes, including the Federal AMT.

         In general, the longer the maturity of a municipal security, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal security. The average maturity of the Fund's portfolio will vary depending on anticipated market conditions. It is anticipated, however, that the average weighted maturity of all municipal securities in the Fund's portfolio will normally range between five and 15 years.

         Some municipal securities are related in such a way that an economic, business or political development affecting one municipal security would have a similar effect on another municipal security. For example, the repayment of different obligations may depend on similar types of projects. While the Fund may invest more than 25% of its total assets in private activity bonds ("PABs"), under normal circumstances no single type of revenue bond (for example, electric revenue bonds or housing revenue bonds) will constitute more than 25% of the Fund's total assets. In addition, under normal circumstances no more than 25% of the Fund's total assets may be invested in issuers located in any one state, territory or possession.

         Under current Federal tax law, interest on certain municipal securities issued after August 7, 1986 to finance "private activities" will be a "tax preference item" for purposes of the Federal AMT applicable to certain individuals and corporations. The interest on these securities generally is fully tax-exempt for regular Federal income tax purposes. The Fund may from time to time purchase certain municipal securities the interest on which constitutes a "tax preference item" for purposes of the Federal AMT.

         LENDING OF PORTFOLIO SECURITIES. The Fund may from time to time lend securities from its portfolio to brokers, dealers and other financial institutions. Securities loans must be continuously secured by cash or U.S. Government Securities with a market value, determined daily, at least equal to the value of the Fund's securities loaned, including accrued interest. The Fund receives interest in respect of securities loans from the borrower or from investing cash collateral. The Fund may pay fees to arrange the loans. The Fund will, as a fundamental policy, limit securities lending to not more than 10% of the value of its total assets.


         CREDIT MATTERS. Normally, at least 65% of the Fund's total assets will be invested in municipal bonds rated at the time of purchase within the four highest grades assigned by an NRSRO such as Moody's (Aaa, Aa, A and Baa) or S&P (AAA, AA, A and BBB) or which are unrated and determined by the Adviser to be of comparable quality. Securities in these ratings generally are considered to be investment grade securities, although Moody's indicates that municipal securities rated Baa have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity by the issuer to make principal and interest payments with respect to debt rated in that category than is the case with higher grade debt. Unrated securities may not be as actively traded as rated securities. A further description of the ratings used by Moody's, S&P and other NRSROs is included in the SAI.


         The tax-free yields sought by the Fund are generally obtainable from securities rated within the four highest rating categories by NRSROs. The Fund may, however, invest up to 25% of its total assets in municipal bonds rated in the fifth highest rating category by any NRSRO or which are unrated and determined by the Adviser to be of comparable quality. These securities are not considered to be investment grade and have speculative or predominantly speculative characteristics and are commonly known as "Junk Bonds." See "Certain Risk Factors." The Fund only will invest in municipal notes and other short-term municipal obligations in the two highest rating categories assigned by an NRSRO or which are unrated and determined by the Adviser to be of comparable quality. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality) only if the Adviser determines that retaining the security is in the best interests of the Fund.

         An unrated municipal security will be considered for investment by the Fund when the Adviser believes that the financial condition of the issuer of such obligation and the protection afforded by the terms of the obligation limit the risk to the Fund to a degree comparable to that of rated securities in which the Fund may invest. During its last fiscal year, the Fund had 79.08% of its average annual assets in municipal securities rated by Moody's or S&P and 19.16% of its average annual assets in unrated investments, including cash and cash equivalents. For that year the Fund had the following percentages of its average annual net assets invested in rated securities: Aaa/AAA - 25.32%, Aa/AA - 5.05%, A/A - 14.12% and Baa/BBB - 34.59%. Securities with different ratings from Moody's and S&P were assigned the higher rating. This information reflects the average composition of the Fund's assets for the Fund's last fiscal year and is not necessarily representative of the Fund as of the end of last year, the current fiscal year or any other time.

         MUNICIPAL BONDS. Municipal bonds, which are intended to meet longer term capital needs of the issuer, can be classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by a municipality's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are generally payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds also include PABs, which are bonds issued by or on behalf of public authorities to finance various privately operated facilities. PABs are in most cases revenue bonds and generally do not have the pledge of the full faith, credit and taxing power of the municipality issuer. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for payment. The Fund will acquire only PABs whose interest payments, in the opinion of the issuer's counsel, are exempt from Federal income taxation (other than the AMT).

         MUNICIPAL NOTES AND LEASES. Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill the short-term capital needs of the issuer and generally have original maturities of 397 days or less. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Municipal leases and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government issuer) are a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of long-term debt. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds or notes as described in the SAI.

         PARTICIPATION INTERESTS. The Fund may purchase participation interests in municipal securities (which may be fixed, floating or variable rate securities) that are owned by banks or other financial institutions. Participation interests carry a demand feature backed by a letter of credit or guarantee of the bank or institution permitting the holder to tender them back to the bank or other institution. The Fund will only purchase participation interests from Federal Deposit Insurance Corporation insured banks having total assets of more than one billion dollars or from other financial institutions whose long-term debt securities are rated within the four highest rating categories by an NRSRO or which are unrated and determined by the Adviser to be of comparable quality. Prior to purchasing any participation interest, the Fund will obtain appropriate assurances from counsel retained by the Trust that the interest earned by the Fund from the obligations in which it holds participation interests is exempt from Federal income tax.

         STAND-BY COMMITMENTS. The Fund may purchase municipal securities together with the right to resell them to the seller at an agreed upon price or yield within specified periods prior to their maturity dates. These rights to resell are commonly known as "stand-by commitments." The aggregate price which the Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit the Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. The Fund will enter into stand-by commitments only with banks or municipal securities dealers that in the opinion of the Adviser present minimal credit risks. The value of a stand-by commitment is dependent on the ability of the writer to meet its repurchase obligation.

4.       CERTAIN RISK FACTORS


         DIVERSIFICATION MATTERS. Investors Bond Fund and TaxSaver Bond Fund are non-diversified, which means that they have greater latitude than a diversified fund with respect to the investment of its assets in the securities of a relatively few issuers. As non-diversified portfolios, the Funds may present greater risks than diversified funds. The Funds' diversification requirements provide that, as of the last day of each fiscal quarter, with respect to 50% of its assets, a Fund may not own the securities of a single issuer, other than a U.S. Government security, with a value of more than 5% of the Fund's total assets. Except for U.S. Government Securities, no more than 25% of the total assets of a Fund may be invested in securities of any one issuer. These limitations do not apply to securities of an issuer payable solely from the proceeds of escrowed U.S. Government securities. A Fund will be subject to a greater risk of loss if an issuer in which the Fund invests a substantial amount of its assets is unable to make interest or principal payments or if the market value of securities declines.

         Investors High Grade Bond Fund is a diversified fund. Thus, the Fund may not purchase a security if, as a result (a) more than 5% of the Fund's total assets would be invested in the securities of a single issuer, or (b) the Fund would own more than 10% of the outstanding voting securities of a single issuer. This limitation applies with respect to 75% of the Fund's total assets and does not apply to U.S. Government Securities.

         NON-INVESTMENT GRADE DEBT SECURITIES. Investors Bond Fund and TaxSaver Bond Fund may invest in non-investment grade, high risk securities (securities rated lower than the fourth highest rating category by an NRSRO), which provide poor protection for payment of principal and interest. These lower rated securities (often referred to as "junk bonds") involve greater risk of default or price changes due to changes in the issuer's creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. These risks may be magnified in the case of unrated junk bonds. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Further information concerning these investments is contained in the SAI.

5.       ADDITIONAL INVESTMENT POLICIES

         All investment policies of a Fund that are designated as fundamental, and each Fund's investment objective, may not be changed without approval of the holders of a majority of that Fund's outstanding voting securities. A majority of a Fund's outstanding voting securities means the lesser of 67% of the shares of that Fund present or represented at a shareholders' meeting at which the holders of more than 50% of the shares are present or represented, or more than 50% of the outstanding shares of the Fund. Except as otherwise indicated, investment policies of the Funds are not fundamental and may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. A further description of the Funds' investment policies is contained in the SAI.

         The Funds may borrow money for temporary or emergency purposes (including the meeting of redemption requests), but, as a fundamental policy, not in excess of 331/3% of the value of a Fund's total assets. Borrowing for purposes other than meeting redemption requests will not exceed 10% of the value of a Fund's total assets. The Funds may not invest more than 15% of their net assets in illiquid securities, including repurchase agreements not entitling the Fund to the payment of principal within seven days. Although they have no current intention, each Fund may in the future seek to hedge against a decline in the value of securities they own or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options and the purchase and sale of futures contracts and options on those futures contracts. In order to avoid maintaining idle cash, the Funds may invest up to 10% of their total assets in money market mutual funds that, in the case of TaxSaver Bond Fund, invest in municipal securities exempt from Federal income taxes.

TECHNIQUES INVOLVING LEVERAGE


         Utilization of leveraging by Investors Bond Fund and TaxSaver Bond Fund involves special risks and may involve speculative investment techniques. These Funds may borrow for other than temporary or emergency purposes, lend their securities, enter into reverse repurchase agreements, and purchase securities on a when issued or forward commitment basis. Each of these transactions involve the use of "leverage" when cash made available to a Fund through the investment technique is used to make additional portfolio investments. In addition, the use of swap and related agreements may involve leverage. The Funds use these investment techniques only when the Adviser to a Fund believes that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.


         Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the Fund's investment. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund.

         The risks of leverage include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by the Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.


         SEGREGATED ACCOUNT. In order to limit the risks involved in various transactions involving leverage, the Trust's custodian will set aside and maintain in a segregated account liquid assets in accordance with SEC guidelines. The account's value, which is marked to market daily, will be at least equal to a Fund's commitments under these transactions. A Fund's commitments may include (i) the Fund's obligations to repurchase securities under a reverse repurchase agreement, settle when-issued and forward commitment transactions and make payments under a cap or floor (see "Swap Agreements") and
(ii) the greater of the market value of securities sold short or the value of the securities at the time of the short sale (reduced by any margin deposit). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be calculated on a daily basis and an amount at least equal to the accrued excess will be maintained in the segregated account. If the Fund enters into an interest rate swap on other than a net basis, the Fund will maintain the full amount accrued on a daily basis of the Fund's obligations with respect to the swap in their segregated account. The use of a segregated account in connection with leveraged transactions may result in a Fund's portfolio being 100 percent leveraged.


         REPURCHASE AGREEMENTS AND LENDING OF PORTFOLIO SECURITIES. Each Fund may seek additional income by entering into repurchase agreements or by lending securities from its portfolio to brokers, dealers and other financial institutions. These investments may entail certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, a Fund might suffer a loss. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when it believes the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks.

         Repurchase agreements are transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. When a Fund lends a security it receives interest from the borrower or from investing cash collateral. The Trust maintains possession of the purchased securities and any underlying collateral in these transactions, the total market value of which on a continuous basis is at least equal to the repurchase price or value of securities loaned, plus accrued interest. The Funds may pay fees to arrange securities loans.

         WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction. The Funds purchase securities on a when-issued or forward commitment basis only with the intention of actually receiving or delivering the securities, as the case may be. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.

         During the period between a commitment and settlement, no payment is made for the securities purchased and, thus, no dividends or interest accrues to the purchaser from the transaction. However, at the time a Fund makes a commitment to purchase securities in this manner, the Fund immediately assumes the risk of ownership, including price fluctuation. Failure by the other party to deliver or pay for a security purchased or sold by the Fund may result in a loss or a missed opportunity to make an alternative investment. Any significant commitment of a Fund's assets committed to the purchase of securities on a when-issued or forward commitment basis may increase the volatility of its net asset value.

         The use of when-issued transactions and forward commitments may enable a Fund to hedge against anticipated changes in interest rates and prices. If the Adviser were to forecast incorrectly the direction of interest rate movements, however, the Fund might be required to complete these transactions at prices inferior to the current market values. No when-issued or forward commitments will be made by a Fund if, as a result, more than 15% of the value of the Fund's total assets would be committed to such transactions.

DEBT SECURITIES

         The market value of debt securities (including municipal securities) depends on, among other things, conditions in the market for the security and the fixed income markets generally, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The market value of the interest-bearing debt securities held by the Funds will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, a decline in interest rates produces an increase in market value, while an increase in interest rates produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The possibility exists, therefore, that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may be materially impaired.

RATING MATTERS


         The Funds will invest in securities rated in the categories specified by their investment policies. Investors Bond Fund and TaxSaver Bond Fund may purchase unrated securities if the Adviser determines the security to be of comparable quality to a rated security that the Fund may purchase. Unrated securities may not be as actively traded as rated securities. The Funds may retain a security whose rating has been lowered below the Fund's lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the Fund's lowest permissible rating category) if the Adviser determines that retaining the security is in the best interests of the Fund.


         The Fund's investments are subject to "credit risk" relating to the financial condition of the issuers of the securities that the Funds hold. A further description of the rating categories of certain NRSROs is contained in the SAI.

VARIABLE AND FLOATING RATE SECURITIES


         The securities in which the Investors Bond Fund and TaxSaver Bond Fund invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. Such adjustments minimize changes in the market value of the obligation and, accordingly, enhance the ability of a Fund to maintain a stable net asset value. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities purchased by a Fund may be tied to various rates of interest or indices.

         There may not be an active secondary market for certain floating or variable rate instruments, which could make it difficult for a Fund to dispose of an instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to an instrument. The Adviser monitors the liquidity of the Funds' investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist. Investors High Grade Bond Fund will no invest in variable and floating rate securities.


SWAP AGREEMENTS

         To manage its exposure to different types of investments, a Fund may enter into interest rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest rate "caps," "floors" and "collars." In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that the notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed upon level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed upon level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

         Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund's performance. See "Techniques Involving Leverage." Swap agreements involve risks depending upon the counterparties creditworthiness and ability to perform as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. The Adviser monitors the creditworthiness of counterparties to these transactions and intends to enter into these transactions only when it believes the counterparties present minimal credit risks and the income expected to be earned from the transaction justifies the attendant risks.

TEMPORARY DEFENSIVE POSITION

         When business or financial conditions warrant, for example, when issues of sufficient quality and liquidity are not available, a Fund may assume a temporary defensive position and invest all or part of its assets in cash or prime quality cash equivalents, including (i) short-term U.S. Government securities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States, (iii) commercial paper, (iv) repurchase agreements covering any of the securities in which the Fund may invest directly and (v) to the extent permitted by the Investment Company Act of 1940, money market mutual funds. During periods when and to the extent that a Fund has assumed a temporary defensive position, it will not be pursuing its investment objective.

CORE AND GATEWAY(R)

         Shareholders of each Fund have approved an investment policy that permits the Fund to seek to achieve its investment objective by converting to a Core and Gateway structure. The Funds upon future action by the Board of Trustees and notice to shareholders, may convert to this structure, in which each Fund would hold as its only investment securities the shares of another investment company having substantially the same investment objective and policies as the Fund. The Board of Trustees will not authorize conversion to a Core and Gateway structure if it would materially increase costs to a Fund's shareholders.

PORTFOLIO TURNOVER


         The frequency of portfolio transactions of each Fund (the portfolio turnover rate) will vary from year to year depending on market conditions. From time to time the Funds may engage in active short-term trading to benefit from yield disparities among different issues of debt securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This type of trading will increase the Funds' portfolio turnover rate and transaction costs and may increase the Funds' short-term capital gain, which is taxable as ordinary income. The Adviser weighs the anticipated benefits of short-term investments against these consequences. Investors Bond Fund's and TaxSaver Bond Fund's portfolio turnover rates are reported under "Financial Highlights." For the fiscal year ending March 31, 1998, the Investors High Grade Bond Fund's portfolio turnover rate is not expected to exceed 100%.


6.       MANAGEMENT

         The business of the Trust is managed under the direction of the Board of Trustees. The Board formulates the general policies of the Funds and meets periodically to review the results of the Funds, monitor investment activities and practices and discuss other matters affecting the Fund and the Trust.

ADMINISTRATOR

         Subject to the supervision of the Board, FAS supervises the overall management of the Funds. FAS, FFSI, the Adviser and the Transfer Agent are members of the Forum Financial Group of companies and together provide a full range of services to the investment company and financial services industry. As of the date of this Prospectus, FAS and FFSI acted as manager and distributor of registered investment companies and collective trust funds with assets of approximately $18 billion and FAS, FFSI, the Adviser and the Transfer Agent were controlled by John Y. Keffer, President and Chairman of the Trust.


         Under its administration agreement with the Trust, FAS supervises all aspects of the Funds' operations, including the receipt of services for which the Trust is obligated to pay, provides the Trust with general office facilities and provides, at the Trust's expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) FAS and its affiliates. For these services and facilities, FAS receives with respect to each Fund a management fee at an annual rate of 0.20% of each Fund's average daily net assets.


DISTRIBUTOR

         FFSI acts as the distributor of shares of the Funds pursuant to a Distribution Agreement with the Trust. FFSI receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of the Funds' shares. See "Purchases and Redemptions of Shares - Sales Charges." FFSI is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc.

ADVISER

         Forum Advisors, Inc. serves as the investment adviser of each Fund. Subject to the general supervision of the Board, the Adviser makes investment decisions for the Funds. For its services, the Adviser receives an advisory fee at an annual rate of 0.40% of each Fund's average daily net assets. The Adviser was incorporated under the laws of Delaware in 1987 and is registered under the Investment Advisers Act of 1940.

         Les C. Berthy, Managing Director of the Adviser since 1989, is primarily responsible for the day-to-day management of the Funds' portfolios and has been since the Funds' inception. Prior to his association with the Adviser, Mr. Berthy was Managing Director and Co-Chief Executive Officer of Irwin Union Capital Corp., an affiliate of Irwin Union Bank & Trust Co.


SHAREHOLDER SERVICING AND FUND ACCOUNTING

         Shareholder inquiries and communications concerning each Fund may be directed to the Transfer Agent. The Transfer Agent also acts as the Funds' dividend disbursing agent. The Transfer Agent maintains for each shareholder of record, an account (unless such accounts are maintained by sub-transfer agents) to which all shares purchased are credited, together with any distributions that are reinvested in additional shares and also performs other transfer agency functions. For its services, the Transfer Agent receives a fee at an annual rate of 0.25% of each Fund's average daily net assets plus $12,000 and certain shareholder account fees. Pursuant to an agreement with the Trust, Forum Accounting Services, LLC performs portfolio accounting services for the Funds, including determination of the Funds' net asset value and receives a fee for its services.


         The Transfer Agent is authorized to subcontract any or all of its functions to one or more qualified sub-transfer agents or processing agents, which may be processing organizations (as described under "Purchases and Redemptions of Shares - Purchases and Redemptions through Financial Institutions"), FAS or affiliates of FAS, who agree to comply with the terms of the Transfer Agency Agreement. The Transfer Agent may pay those agents for their services, but no such payment will increase the Transfer Agent's compensation from the Trust.

EXPENSES OF THE TRUST

         Each Fund's expenses comprise Trust expenses attributable to a Fund, which are charged to the Fund, and expenses not attributable to a particular fund of the Trust, which are allocated among the Fund and all other funds of the Trust in proportion to their average net assets. Subject to the obligations of the Adviser to reimburse the Trust for excess expenses of the Funds, the Trust pays for all of its expenses. The Adviser, FAS and the Transfer Agent, in their sole discretion, may waive all or any portion of their respective fees, which are accrued daily and paid monthly. Any such waiver, which could be discontinued at any time, would have the effect of increasing a Fund's performance for the period during which the waiver was in effect and would not be recouped at a later date.

7.       PURCHASES AND REDEMPTIONS OF SHARES

GENERAL INFORMATION

         Investments in a Fund may be made either by an investor directly or through certain brokers or financial institutions of which the investor is a customer. All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for purchases and redemptions from shareholders of record and new investors. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and may charge a fee for certain shareholder services, although no such fees are currently contemplated.


         PURCHASES. Fund Shares are sold at a price equal to their net asset value next-determined after acceptance of an order, plus any applicable sales charge on all weekdays except days when the New York Stock Exchange is closed, normally, New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas ("Fund Business Day") (see "Sales Charges" below). Fund shares are issued immediately after an order for the shares in proper form is accepted by the Transfer Agent. Each Fund's net asset value is calculated at 4:00 p.m., Eastern time on each Fund Business Day. Fund shares become entitled to receive dividends on the next Fund Business Day after the order is accepted.


         The Funds reserve the right to reject any subscription for the purchase of their shares. Stock certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

         REDEMPTIONS. Fund shares may be redeemed without charge at their net asset value on any Fund Business Day. There is no minimum period of investment and no restriction on the frequency of redemptions. Fund shares are redeemed as of the next determination of the Fund's net asset value following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation which the Transfer Agent may require). Shares redeemed are not entitled to receive dividends declared after the day on which the redemption becomes effective.

         Normally, redemption proceeds are paid immediately, but in no event later than seven days, following acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check used to purchase the shares has been cleared by the shareholder's bank, which may take up to 15 calendar days. This delay may be avoided by investing through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment dates postponed for more than seven days after the tender of the shares to the Fund except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings or under any emergency or other circumstance as determined by the SEC.

         Proceeds of redemptions normally are paid in cash. However, payments may be made wholly or partially in portfolio securities if the Board determines that payment in cash would be detrimental to the best interests of the Fund. The Trust will only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's net assets, whichever is less, during any 90-day period.

         The Trust employs reasonable procedures to ensure that telephone orders are genuine (which include recording certain transactions and the use of shareholder security codes). If the Trust did not employ such procedures, it could be liable for any losses due to unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

         Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account with an aggregate net asset value of less than $1,000. The Trust will not redeem accounts that fall below that amount solely as a result of a reduction in net asset value.

PURCHASE AND REDEMPTION PROCEDURES


         The following purchase and redemption procedures and shareholder services apply to investors who invest in the Funds directly. These investors may open an account by submitting a fully completed new Account Application form at the back of this Prospectus or by contacting the Transfer Agent at the address on the first page of this prospectus. For those shareholder services not referenced on the Account Application and to change information regarding a shareholder's account (such as addresses), investors should request an Optional Services Form from the Transfer Agent. Accounts submitted without a correct, certified taxpayer identification number will be subject to backup withholding. See the Account Application, "Taxpayer Identification Number Certification." Shares also may be purchased and redeemed through certain broker-dealers, banks, trust companies and their affiliates, and other financial institutions, including affiliates of the Transfer Agent. See "Purchases and Redemptions Through Financial Institutions" below.


INITIAL PURCHASE OF SHARES


         There is a $5,000 minimum for initial investments in each Fund ($2,000 for individual retirement accounts see "Individual Retirement Accounts" below).


         BY MAIL. Investors may send a check made payable to the Trust along with a completed account application to the Fund at the address listed on the cover page of this Prospectus. Checks are accepted at full value subject to collection. If a check does not clear, the purchase order will be canceled and the investor will be liable for any losses or fees incurred by the Trust, the Transfer Agent or Forum.

         BY BANK WIRE. To make an initial investment in each Fund using the wire system for transmittal of money among banks, an investor should first telephone the Trust at 800-94FORUM (800-943-6786) or (207) 879-0001 to obtain an account number. The investor should then instruct a bank to wire the investor's money immediately to:


         BankBoston
         Boston, Massachusetts
         ABA# 011000390
         For Credit To: Forum Financial Corp.
         Account #: 541-54171
                  Re: [Name of Fund]
                  Account #:
                  Account Name:

         The investor should then promptly complete and mail the account application. Any investor planning to wire funds should instruct a bank early in the day so the wire transfer can be accomplished the same day. There may be a charge imposed by the bank for transmitting payment by wire, and there also may be a charge for the use of Federal Funds.

SUBSEQUENT PURCHASES OF SHARES


         BY MAIL OR BANK WIRE. There is a $500 minimum for subsequent purchases. Subsequent purchases may be made by mailing a check or by sending a bank wire as indicated above. Shareholders using the wire system for purchase should first telephone the Trust at 800-94FORUM (800-943-6786) or (207) 879-0001 to notify it of the wire transfer. All payments should clearly indicate the shareholder's name and account number.

         AUTOMATIC PURCHASES. Shareholders may purchase Fund shares at regular, preselected intervals by authorizing the automatic transfer of funds from a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under the program, existing shareholders may authorize amounts of $250 or more to be debited from their bank account and invested in a Fund monthly or quarterly. Shareholders may terminate their automatic investments or change the amount to be invested at any time by written notification to the Transfer Agent.


REDEMPTION OF SHARES

         Shareholders who wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

         BY MAIL. Shareholders may make a redemption in any amount by sending a written request to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for redemption must be signed by the shareholder with signature guaranteed and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed.

         BY TELEPHONE. A shareholder who has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at 800-94FORUM (800-943-6786) or (207) 879-0001 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Fund will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds.

         BY BANK WIRE. For redemptions of more than $5,000, a shareholder that has elected wire redemption privileges may request a Fund to transmit the redemption proceeds by Federal Funds wire to a bank account designated on the shareholder's account application. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after the redemption request in proper form is received by the Transfer Agent.

         AUTOMATIC REDEMPTIONS. Shareholders may redeem Fund shares at regular, preselected intervals by authorizing the automatic redemption of shares from their Fund account. Redemption proceeds will be sent either by check or by automatic transfer to a designated bank account maintained with a United States banking institution which is an Automated Clearing House member. Under this program, shareholders may authorize the redemption of shares in amounts of $250 or more from their account monthly, twice a month or quarterly. Shareholders may terminate their automatic redemptions or change the amount to be redeemed at any time by written notification to the Transfer Agent.

         OTHER REDEMPTION MATTERS. A signature guarantee is required for any written redemption request and for any endorsement on a stock certificate. A signature guarantee also is required for instructions to change a shareholder's record name or address, designated bank account for wire redemptions or automatic investment or redemption, dividend election, telephone redemption or exchange option election or any other option election in connection with the shareholder's account. Signature guarantees may be provided by any eligible institution, including a bank, a broker, a dealer, a national securities exchange, a credit union, or a savings association that is authorized to guarantee signatures, acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

         The Transfer Agent will deem a shareholder's account "lost" if correspondence to the shareholder's address of record is returned for six months, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

SALES CHARGES

         The public offering price for shares of a Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge. No sales charge is assessed on the reinvestment of dividends or other distributions. The sales charge is assessed as follows (net asset value percentages are rounded to the nearest one-hundredth percent):

                                                 Sales Charge
                                                   as % of
                                          -----------------------------

                                                         Public
                                                     Offering Price     Net Asset                Dealers'
            AMOUNT OF PURCHASE                       --------------       Value                 Reallowance
            ------------------                                            -----                 -----------
            less than $100,000                           3.75%            3.90%                    3.25%
            $100,000 but less than $200,000               3.25             3.36                    2.85
            $200,000 but less than $400,000               2.50             2.56                    2.20
            $400,000 but less than $600,000               2.00             2.04                    1.75
            $600,000 but less than $800,000               1.50             1.52                    1.25
            $800,000 but less than $1,000,000             1.00             1.01                    0.75
            $1,000,000 and up                             0.50             0.50                    0.40

         FFSI's commission is the sales charge shown above less any applicable discount reallowed to selected brokers and dealers (including banks and bank affiliates purchasing shares as principal or agent). Normally, FFSI will reallow discounts to selected brokers and dealers in the amounts indicated in the table above. From time to time, however, FFSI may elect to reallow the entire sales charge to selected brokers or dealers for all sales with respect to which orders are placed with FFSI during a particular period. The dealers' reallowance may be changed from time to time.

         In addition, from time to time and at its own expense, FFSI may provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include: (i) the provision of travel arrangements and lodging,
(ii) tickets for entertainment events and (iii) merchandise.

         No sales charge will be assessed on purchases made for investment purposes by: (a) any bank, trust company, savings association or similar institution with whom FFSI has entered into a share purchase agreement acting on behalf of the institution's fiduciary customer accounts or any account maintained by its trust department (including a pension, profit sharing or other employee benefit trust created pursuant to a qualified retirement plan); (b) any registered investment adviser with whom FFSI has entered into a share purchase agreement and which is acting on behalf of its fiduciary customer accounts; (c) any broker-dealer with whom FFSI has entered into a Selected

Dealer Agreement and a Fee-Based or Wrap Account Agreement and which is acting on behalf of its fee-based program clients; (d) directors and officers of the Trust; directors, officers and full-time employees of the Adviser, FFSI, any of their affiliates or any organization with which FFSI has entered into a selected dealer or processing agent agreement; the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative;
(e) any person who has, within the preceding 90 days, redeemed Fund shares (but only on purchases in amounts not exceeding the redeemed amounts) and completes a reinstatement form upon investment; (f) persons who exchange into a Fund from a mutual fund other than a fund of the Trust that participates in the Trust's exchange program, see "Purchases and Redemptions of Shares - Exchange Program;" and (g) employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986. The Trust may require appropriate documentation from an investor concerning that investor's eligibility to purchase Fund shares without a sales charge. Any shares so purchased may not be resold except to the Fund.

REDUCED SALES CHARGES

         For an investor to qualify for a reduced sales charge as described below, the investor must notify the Transfer Agent at the time of purchase. Programs for reduced sales charges may be modified or terminated at any time and are subject to confirmation of an investor's holdings.

         RIGHTS OF ACCUMULATION. An investor's purchase of additional shares of a Fund may qualify for rights of accumulation ("ROA") wherein the applicable sales charge will be based on the total of the investor's current purchase and the net asset value (at the end of the previous Fund Business Day) of shares of that Fund held by the investor. For example, if an investor owned shares of a Fund worth $400,000 at the then current net asset value and purchased shares of the Fund worth an additional $50,000, the sales charge for the $50,000 purchase would be at the 2% rate applicable to a single $450,000 purchase, rather than at the 3.75% rate. To qualify for ROA on a purchase, the investor must inform the Transfer Agent and supply sufficient information to verify that each purchase qualifies for the privilege or discount.

         LETTER OF INTENT. Investors may also obtain reduced sales charges based on cumulative purchases by means of a written Letter of Intent ("LOI"), which expresses the investor's intention to invest $100,000 or more within a period of 13 months in shares of a Fund. Each purchase of shares under a LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI.

         An LOI is not a binding obligation upon the investor to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the LOI will be held subject to a registered pledge (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased within 13 months. Pledged shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the shares will be released from pledge. Share certificates are not issued for shares purchased under an LOI. Investors wishing to enter into an LOI can obtain a form of LOI from their broker or financial institution or by contacting the Transfer Agent.

EXCHANGES

         Fund shareholders are entitled to exchange their shares for shares of the other Fund, any other fund of the Trust or any other fund that participates in the exchange program (currently, Sound Shore Fund, Inc.) and whose shares are eligible for sale in the shareholder's state of residence. Exchanges may only be made between accounts registered in the same name. The minimum amount to open an account in a Fund through an exchange from another fund is $2,500. A completed account application must be submitted to open a new account in a Fund through an exchange if the shareholder requests any shareholder privilege not associated with the existing account. Exchanges are subject to the fees charged by, and the restrictions listed in the prospectus for, the fund into which a shareholder is exchanging, including minimum investment requirements. The Funds do not charge for the exchange privilege and there is currently no limit on the number of exchanges a shareholder may make.

         The Trust (and Federal tax law) treats an exchange as a redemption of the shares owned and the purchase of the shares of the fund being acquired. Redemptions and purchases are effected at the respective net asset values of the two funds as next determined following receipt of proper instructions and all necessary supporting documents by the fund whose shares are being exchanged.

         If a shareholder exchanges into a fund that imposes a sales charge, the shareholder is required to pay the difference between that fund's sales charge and any sales charge the shareholder has previously paid in connection with the shares being exchanged. For example, if a shareholder paid a 2% sales charge in connection with the purchase of the shares of a fund and then exchanged those shares into another fund with a 3% sales charge, that shareholder would pay an additional 1% sales charge on the exchange. Shares acquired through the reinvestment of dividends and distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid. The exchange privilege may be modified materially or terminated by the Trust at any time upon 60 days' notice to shareholders.

         BY MAIL. Exchanges may be accomplished by written instruction to the Transfer Agent accompanied by any stock certificate that may have been issued to the shareholder. All written requests for exchanges must be signed by the shareholder (a signature guarantee is not required) and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed.

         BY TELEPHONE. Exchanges may be accomplished by telephone by any shareholder who has elected telephone exchange privileges by calling the Transfer Agent at 800-94FORUM (800-943-6786) or (207) 879-0001 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number.

INDIVIDUAL RETIREMENT ACCOUNTS


         Each of Investors Bond Fund and Investors High Grade Bond Fund should not be considered as a complete investment vehicle for the assets held in individual retirement accounts ("IRAs"). The minimum initial investment for an IRA is $2,000 and the minimum subsequent investment is $500. Individuals may make tax-deductible IRA contributions of up to a maximum of $2,000 annually. However, this deduction will be reduced if the individual or, in the case of a married individual either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and the individual (or, in certain cases, the married couple) has adjusted gross income above certain levels.


PURCHASES AND REDEMPTIONS THROUGH FINANCIAL INSTITUTIONS

         Shares may be purchased and redeemed through certain broker-dealers, banks, trust companies and their affiliates, and other financial institutions, including affiliates of the Transfer Agent ("Processing Organizations"). Processing Organizations may receive as a dealer's reallowance a portion of the sales charge paid by their customers who purchase Fund shares. In addition, Processing Organizations may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund. The Trust is not responsible for the failure of any Processing Organization to promptly forward these requests.

         Investors who purchase shares through a Processing Organization may be charged a fee if they effect transactions in Fund shares through a broker or agent and will be subject to the procedures of their Processing Organization, which may include limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. These investors should acquaint themselves with their Processing Organization's procedures and should read this Prospectus in conjunction with any materials and information provided by their Processing Organization. Investors who purchase Fund shares through a Processing Organization may or may not be the shareholder of record and, subject to their Processing Organization's and the Fund's procedures, may have Fund shares transferred into their name. Under their arrangements with the Trust, broker-dealer Processing Organizations are not generally required to deliver payment for purchase orders until several business days after a purchase order has been received by a Fund. Certain other Processing Organizations may also enter purchase orders with payment to follow.

         Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with such confirmations and periodic statements as may be required by law or agreed to between the Processing Organization and its customers. The Trust is not responsible for the failure of any Processing Organization to carry out its obligations to its customer. Certain states permit shares of the Fund to be purchased and redeemed only through registered broker-dealers, including the Fund's distributor.

8.       DIVIDENDS AND TAX MATTERS

DIVIDENDS

         Dividends of each Fund's net investment income are declared daily and paid monthly. Distributions of net capital gain, if any, realized by a Fund are distributed annually.

         Shareholders may choose either to have all dividends reinvested in additional shares of the Fund that paid the dividend or received in cash. In addition, shareholders may have dividends of net capital gain reinvested in shares of each of the Funds and dividends of net investment income paid in cash. All dividends are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Funds.

         All dividends will be reinvested at the Fund's net asset value as of the payment date of the dividend. All dividends are reinvested unless another option is selected. All dividends not reinvested will be paid to the shareholder in cash. Cash payments may be paid more than seven days following the date on which dividends would otherwise be reinvested.

TAXES

         Each Fund intends to continue to qualify for each fiscal year to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. As such, the Funds will not be liable for Federal income taxes on the net investment income and net capital gain distributed to their shareholders. Because the Funds intend to distribute all of their net investment income and net capital gain each year, the Funds should avoid all Federal income and excise taxes.


         INVESTORS BOND FUND AND INVESTORS HIGH GRADE BOND FUND. Dividends paid by each Fund out of its net investment income (including any realized net short-term capital gain) are taxable to shareholders as ordinary income.


         TAXSAVER BOND FUND. Shareholders of the Fund generally will not be subject to Federal income tax on dividends paid by the Fund out of tax-exempt interest income earned by the Fund ("exempt-interest dividends"), assuming certain requirements are met. Substantially all of the dividends paid by the Fund are anticipated to be exempt-interest dividends. Any dividends paid by the Fund out of its taxable net investment income (including any realized net short-term capital gain) are taxable to shareholders as ordinary income.

         Persons who are "substantial users" or "related persons" thereof of facilities financed by private activity bonds held by the Fund may be subject to Federal income tax on their pro rata share of the interest income from these bonds and should consult their tax advisors before purchasing shares of the Fund. Under current Federal tax law, interest on certain private activity bonds is treated as an item of tax preference for purposes of the Federal AMT imposed on individuals and corporations. In addition, interest on all tax-exempt obligations is included in the "adjusted current earnings" of corporations for Federal AMT purposes.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund generally is not deductible for Federal income tax purposes.

         The exemption for Federal income tax purposes of dividends derived from interest on municipal securities does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on exempt interest dividends derived from obligations of the state and/or municipalities of the state in which they reside. Shareholders may, however, be subject to tax on income derived from the municipal securities of jurisdictions other than those in which they reside. Shareholders are advised to consult with their tax advisors concerning the application of state and local taxes to investments in the Fund which may differ from the Federal income tax consequences described above.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares.

         Shortly after the close of each year, a statement is sent to each shareholder of the Fund advising the shareholder of the portion of total dividends paid into the shareholder's account that is exempt from Federal income tax and that is derived from the municipal securities of each state and from other sources. These portions are determined for the entire year and on a monthly basis and, thus, are an annual or monthly average, rather than a day-by-day determination for each shareholder.

         GENERAL. Distributions by the Funds of realized net long-term capital gain, if any, are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder may have held shares in the Fund. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term capital loss to the extent of any long-term capital gain distribution received on those shares.

         Any capital gain distribution received by a shareholder reduces the net asset value of the shareholder's shares by the amount of the distribution. To the extent that capital gain was accrued by a Fund before the shareholder purchased the shares, the distribution would be in effect a return of capital to the shareholder. Capital gain distributions, including those that operate as a return of capital, however, are taxable to the shareholder receiving them.

         The Funds may be required by Federal law to withhold 31% of reportable payments (which may include taxable dividends, capital gain distributions and redemption proceeds) paid to individuals and certain other non-corporate shareholders. Withholding is not required if a shareholder certifies that the shareholder's social security or tax identification number provided to the Funds is correct and that the shareholder is not subject to backup withholding.

         Reports containing appropriate information with respect to the Federal income tax status of dividends and distributions paid during the year by the Funds will be mailed to shareholders shortly after the close of each year.

TAX-EXEMPT INCOME VS. TAXABLE INCOME

         The table below shows approximate equivalent taxable and tax-free yields at various approximate marginal Federal tax bracket rates. For example, an investor in the 31% tax bracket for 1997 whose investments earn a 5% tax-free yield would have to earn a 7.3% taxable yield to receive the same benefit.

                    1997 FEDERAL TAXABLE VS. TAX-FREE YIELDS

                               A Tax Free Yield of
       ------------------------------------------------------------------
                       4.0%              4.5%            5.0%           5.5%

    Federal
  Tax Bracket                Equals A Taxable Yield Of Approximately
  -----------                ---------------------------------------
     39.6%            6.6%             7.5%             8.3%            9.1%
     36.0%            6.3%             7.0%             7.8%            8.6%
     31.0%            5.8%             6.5%             7.3%            8.0%
     28.0%            5.6%             6.3%             6.9%            7.6%

         The yields listed are for illustration only and are not necessarily representative of TaxSaver Bond Fund's yield. Although the Fund primarily invests in securities the interest from which is exempt from Federal income taxes, some of the Fund's investments may generate taxable income. An investor's tax bracket will depend upon the investor's taxable income. The figures set forth above do not reflect the Federal alternative minimum taxes or any state or local income taxes.

         The foregoing is only a summary of some of the important Federal and state tax considerations generally affecting the Funds and their shareholders. There may be other Federal, state or local tax considerations applicable to a particular investor. Prospective investors are urged to consult their tax advisors.

9.       OTHER INFORMATION

PERFORMANCE INFORMATION

         Each Funds' performance may be quoted in advertising in terms of yield or total return. Both types are based on historical results and are not intended to indicate future performance. A Fund's yield is a way of showing the rate of income earned by the Fund as a percentage of the Fund's share price. Yield is calculated by dividing the net investment income of the Fund for the stated period by the average number of shares entitled to receive dividends and expressing the result as an annualized percentage rate based on the Fund's share price at the end of the period. TaxSaver Bond Fund may also quote tax equivalent yields, which show the taxable yields a shareholder would have to earn to equal the Fund's tax-free yields after taxes. A tax equivalent yield is calculated by dividing the Fund's tax-free yield by one minus a stated Federal, state or combined Federal and state tax rate. Total return refers to the average annual compounded rates of return over some representative period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period. Each of the Funds also may advertise its total return over different periods of time on a before-tax, after-tax or taxable-equivalent basis or by means of aggregate, average, year by year, or other types of total return figures. Because average annual returns tend to smooth out variations in the Funds' returns, shareholders should recognize that they are not the same as actual year-by-year results. A Fund's advertised yield and total return may or may not reflect the maximum sales load applicable to the Fund. A computation of yield or total return that does not take into account the sales load paid by an investor will be higher than a computation based on the public offering price of the shares purchased that does take into account payment of a sales load.

         The Funds' advertisements may reference ratings and rankings among similar funds by independent evaluators such as Morningstar, Lipper Analytical Services, Inc. or IBC/Donoghue, Inc. In addition, the performance of the Funds may be compared to recognized indices of market performance. The comparative material found in a Fund's advertisements, sales literature or reports to shareholders may contain performance ratings. These are not to be considered representative or indicative of future performance.

BANKING LAW MATTERS

         Banking laws and regulations generally permit a bank or bank affiliate to purchase shares of an investment company as agent for and upon the order of a customer and in the view of FAS would permit a bank or bank affiliate to serve as a Processing Organization or perform sub-transfer agent or similar services for the Trust and its shareholders. If a bank or bank affiliate were prohibited from performing all or a part of the foregoing services, its shareholder customers would be permitted to remain shareholders of the Trust and alternative means for continuing to service them would be sought. It is not expected that shareholders would suffer adverse financial consequences as a result of any changes in bank or bank affiliate service arrangements.

DETERMINATION OF NET ASSET VALUE

         The Trust determines the net asset value per share of the each Fund as of 4:00 p.m., Eastern time, on each Fund Business Day by dividing the value of the Fund's net assets (I.E., the value of its portfolio securities and other assets less its liabilities) by the number of that Fund's shares outstanding at the time the determination is made. Securities owned by a Fund for which market quotations are readily available are valued at current market value, or, in their absence, at fair value as determined by the Board.

THE TRUST AND ITS SHARES

         The Trust was originally incorporated in Maryland on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. On January 5, 1996, Forum Funds, Inc. was reorganized as a Delaware business trust. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may in the future divide portfolios or series into two or more classes of shares (such as Investor and Institutional Shares). Currently the authorized shares of the Trust are divided into 15 separate series.

         Each share of each fund of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertain to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular portfolio or class, except if the matter affects only one portfolio or class or voting by portfolio or class is required by law, in which case shares will be voted separately by portfolio or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. Shareholders have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a portfolio is entitled to the shareholder's pro rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares, will receive the portion of the portfolio's net assets represented by the redeemed shares.

         From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

FORUM FUNDS ACCOUNT APPLICATION

BACK COVER

INFORMATION   CONTAINED  HEREIN  IS  SUBJECT  TO  COMPLETION  OR  AMENDMENT.   A
REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY ANY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.

                               INVESTORS BOND FUND
                         INVESTORS HIGH GRADE BOND FUND
                               TAXSAVER BOND FUND
                            MAINE MUNICIPAL BOND FUND
                             NEW HAMPSHIRE BOND FUND

--------------------------------------------------------------------------------

Account Information and
Shareholder Servicing:                   Distributor:
         Forum Financial Corp.                    Forum Financial Services, Inc.
         P.O. Box 446                             Two Portland Square
         Portland, Maine 04112                    Portland, Maine  04101
         207-879-0001                             207-879-1900

--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION
                              SUBJECT TO COMPLETION
                                December __, 1997

Forum Funds (the "Trust") is a registered open-end investment company. This Statement of Additional Information supplements the Preliminary Prospectus, subject to completion, dated August 1, 1997 offering shares of the Investors Bond Fund, Investors High Grade Bond Fund, TaxSaver Bond Fund, Maine Municipal Bond Fund and New Hampshire Bond Fund (collectively the "Funds" and individually a "Fund") and should be read only in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Trust's Shareholder Servicing agent at the address listed above.

TABLE OF CONTENTS
                                                                                               PAGE

                  1.       Investment Policies..........................................        2
                  2.       Investment Limitations.......................................       19
                  3.       Performance Data.............................................       24
                  4.       Management...................................................       27
                  5.       Determination of Net Asset Value.............................       37
                  6.       Portfolio Transactions.......................................       38
                  7.       Additional Purchase and
                           Redemption Information.......................................       39
                  8.       Taxation.....................................................       41
                  9.       Other Information............................................       41

                           Appendix A - Description of Securities Ratings
                           Appendix B - Description of Municipal Securities
                           Appendix C - Hedging Strategies - Investors Bond Fund and TaxSaver
                               Bond Fund
                           Appendix D - Hedging Strategies - Maine Municipal Bond Fund

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1. INVESTMENT POLICIES

RATINGS AS INVESTMENT CRITERIA


Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this Statement of Additional Information. The Funds may use these ratings to determine whether to purchase, sell or hold a security. However, ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by a Fund, the investment adviser of the Fund will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.


Each Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the investment adviser to be of comparable quality) if the investment adviser determines that retaining such security is in the best interests of the Fund.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Each Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements delayed beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its net asset value.

The use of when-issued transactions and forward commitments enables the Funds to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities which it owned on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the investment adviser to a Fund were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward commitment transactions at prices inferior to the current market values.

When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds enter into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event. Any significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

Each Fund will establish and maintain with its custodian a separate account with cash, U.S. Government Securities (as defined in the Prospectus) and other liquid high-grade debt securities in an amount at least equal to its commitments to purchase securities on a when-issued or delayed delivery basis.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, purchased over-the-counter (OTC) options and repurchase agreements maturing in more than seven days.

The Trust's Board of Directors ("Board") has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the investment adviser of each Fund, pursuant to guidelines approved by the Board. The investment adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. The investment adviser monitors the liquidity of the securities in each Fund's portfolio and reports periodically on such decisions to the Board.

REPURCHASE AGREEMENTS

The Funds may seek additional income by entering into repurchase agreements. Repurchase agreements are transactions in which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon future date, normally one to seven days later. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased security. The Trust's custodian maintains possession of the underlying collateral, which is maintained at not less than 100% of the repurchase price, and which consists of the types of securities in which the Fund may invest directly.

LENDING OF PORTFOLIO SECURITIES

Each Fund may from time to time lend securities from its portfolio to brokers, dealers and other financial institutions. Securities loans must be continuously secured by cash or U.S. Government Securities with a market value, determined daily, at least equal to the value of the Fund's securities loaned, including accrued interest. The Fund receives interest in respect of securities loans from the borrower or from investing cash collateral. The Funds may pay fees to arrange the loans. Each Fund will, as a fundamental policy, limit securities lending to not more than 10% of the value of its total assets.

TEMPORARY DEFENSIVE POSITION

When a Fund assumes a temporary defensive position it may invest without limit in (i) short-term U.S. Government Securities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have, at the time of investment, total assets in excess of one billion dollars and that are insured by the Federal Deposit Insurance Corporation, (iii) commercial paper of prime quality rated
Prime-2 or higher by Moody's or A-2 or higher by S&P or, if not rated, determined by the adviser to be of comparable quality, (iv) repurchase agreements covering any of the securities in which the Fund may invest directly and (v) money market mutual funds.

OTHER INVESTMENT COMPANIES

The Funds may invest in the securities of other investment companies within the limits proscribed by the 1940 Act. Under normal circumstances, each Fund intends to invest less than 5% of the value of its net assets in the securities of other investment companies. In addition to the Fund's expenses (including the various fees), as a shareholder in another investment company, a Fund would bear its pro rata portion of the other investment company's expenses (including fees).

INVESTORS BOND FUND, INVESTORS HIGH GRADE BOND  AND TAXSAVER BOND FUND


FUTURES CONTRACTS AND OPTIONS

Currently the Funds are prohibited from investing in futures contracts and options. Each Fund may in the future seek to hedge against a decline in the value of securities it owns or an increase in the price of securities which it plans to purchase through the writing and purchase of exchange-traded and over-the-counter options and the purchase and sale of futures contracts and options on those futures contracts. TaxSaver Bond Fund may buy or sell municipal bond index futures contracts and both Funds may buy or sell futures contracts on Treasury bills, Treasury bonds and other financial instruments. The Funds may write covered options and buy options on the futures contracts in which they may invest.

If the Adviser anticipates that interest rates will rise, a Fund may sell futures contracts as a hedge against a decrease in the value of the Fund's portfolio securities. Conversely, if the Adviser anticipates a decline in interest rates, a Fund may purchase futures contracts to protect itself against an increase in the price of the debt securities that the Fund might wish to purchase.

In addition, each Fund may write (sell) covered put and call options and may buy put and call options on debt securities and bond indices. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security, currency or futures contract or maintains cash, U.S. Government Securities or other liquid assets in a segregated account with a value at all times sufficient to cover the Fund's obligation under the option.

The Funds' use of options and futures contracts would subject the Funds to certain investment risks and transaction costs to which they might not otherwise be subject. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options, futures contracts or related options and movements in the price of the securities hedged or used for cover; (3) the fact that skills and techniques needed to trade these instruments are different from those needed to select the other securities in which the Funds invest; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time; and (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences. Other risks include the inability of the Fund, as the writer of covered call options, to benefit from the appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by the Fund. In addition, options and futures contracts do not pay interest, but may produce taxable capital gains.

Each Fund will not hedge more than 30% of its total assets by selling futures contracts, buying put options and writing call options. In addition, each Fund will not buy futures contracts or write put options whose underlying value exceeds 5% of the Fund's total assets and will not purchase call options if the value of purchased call options would exceed 5% of the Fund's total assets. A Fund will not enter into futures contracts and options thereon if immediately thereafter more than 5% of the value of the Fund's total assets would be invested in these options or committed to margin on futures contracts.

A Fund will only invest in futures and options contracts after providing notice to its shareholders, filing a notice of eligibility (if required) and otherwise complying with the requirements of the Commodity Futures Trading Commission ("CFTC"). The CFTC's rules provide that the Funds are permitted to purchase futures or options contracts subject to CFTC jurisdiction only (1) for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however, that in the alternative with respect to each long position in a futures or options contract entered into by a Fund, the underlying commodity value of such contract at all times does not exceed the sum of cash, short-term United States debt obligations or other United States dollar denominated short-term money market instruments set aside for this purpose by the Fund, cash proceeds from existing Fund investments due in 30 days and accrued profit on the contract held with a futures commissions merchant; and (2) subject to certain limitations.

INVESTORS BOND FUND AND INVESTORS HIGH GRADE BOND FUND

MORTGAGE-RELATED SECURITIES. As described in the Prospectus, Investors Bond Fund and Investors High Grade Bond Fund may invest in mortgage-related securities, including Collateralized Mortgage Obligations ("CMOs"). CMOs are typically structured with a number of classes or series that have different maturities and are generally retired in sequence. Each class of bonds receives periodic interest payments according to the coupon rate on the bonds. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 bonds will be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of bonds may be paid off sooner than expected because of an acceleration in prepayments of the obligations comprising the collateral pool.

ASSET-BACKED SECURITIES. Investors Bond Fund may invest in asset-backed securities, which have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations.


Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution.

Asset-backed securities present certain risks that are not presented by mortgage-related debt securities or other securities in which Investors Bond Fund may invest. Primarily, these securities do not always have the benefit of a security interest in comparable collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

TAXSAVER BOND FUND, MAINE MUNICIPAL BOND FUND
AND NEW HAMPSHIRE BOND FUND

MUNICIPAL SECURITIES. The term "municipal securities," as used in the Prospectus and this Statement of Additional Information means obligations of the type described in Appendix B issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax. The municipal securities in which the Funds invest are limited to those obligations which at the time of purchase: (i) in the case of TaxSaver Bond Fund, are backed by the full faith and credit of the United States; (ii) are municipal notes rated in the two highest rating categories by an NRSRO, or, if not rated, are of comparable quality as determined by the Adviser; (iii) are municipal bonds rated in the six highest rating categories by an NRSRO or, if not rated, are of comparable quality as determined by the Fund's investment adviser; or (iv) are other types of municipal securities, provided that such obligations are of comparable quality, as determined by the Adviser, to instruments in which the Fund may invest.

MUNICIPAL NOTES. Municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities of 397 days or less. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper.

MUNICIPAL LEASES. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds or notes. Lease and installment purchase or conditional sale contracts (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, TaxSaver Bond Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank or other entity that has long term outstanding debt securities rated in one of the top two rating categories by an NRSRO.

VARIABLE AND FLOATING RATE OBLIGATIONS. The interest rates payable on certain municipal securities, including municipal leases, in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. These securities are referred to as variable rate or floating rate obligations. Other features of these obligations may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of a variable or floating rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of these municipal securities enhances the ability of each Fund to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. The payment of principal and interest by issuers of certain municipal securities purchased by a Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the Fund's investment quality requirements. The investment adviser will monitor the pricing, quality and liquidity of variable rate and floating rate demand obligations held by each Fund on the basis of published financial information, rating agency reports and other research services to which a Fund or the Adviser may subscribe.

PARTICIPATION INTERESTS. Each Fund may purchase participation interests in municipal bonds, including private activity bonds and floating and variable rate securities that are owned by banks or other financial institutions. A participation interest gives a Fund an undivided interest in a municipal security owned by a bank or other financial institution. These instruments carry a demand feature permitting the holder to tender them back to the bank or other institution and are generally backed by an irrevocable letter of credit or guarantee of the bank or institution. The Fund can exercise the right, on not more than thirty days' notice, to sell such an instrument back to the bank or institution from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of the Fund's participation interest in the instrument, plus accrued interest. Generally, a Fund will do so only (i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Banks and other financial institutions retain portions of the interest paid on such participation interests as their fees for servicing such instruments and the issuance of related letters of credit, guarantees and repurchase commitments. Exposure to credit losses arising from the possible financial difficulties of borrowers might affect the bank's or other institution's ability to meet its obligations under its letter of credit or other guarantee.

No Fund will purchase participation interests unless it is advised by counsel or receives a ruling of the Internal Revenue Service that interest earned by the Fund from the obligations in which it holds participation interests is exempt from Federal income tax. The Internal Revenue Service has announced that it ordinarily will not issue advance rulings on certain of the Federal income tax consequences applicable to securities, or participation interests therein, subject to a put. The Adviser will monitor the pricing, quality and liquidity of participation interests held by each Fund on the basis of published financial information, rating agency reports and other research services to which the Funds or the Adviser may subscribe.

STAND-BY COMMITMENTS. Each Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Since the value of a stand-by commitment is dependent on the ability of the stand-by commitment writer to meet its obligation to repurchase, each Fund's policy is to enter into stand-by commitment transactions only with municipal securities dealers which in the opinion of the Adviser present minimal credit risks.

The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities which continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by a Fund are valued at zero in determining net asset value. When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of a Fund's portfolio of securities.

GENERAL

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

There can be no assurance that a Fund's objective will be achieved. The achievement of a Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission, although there have been proposals which would require registration in the future.

The obligations of municipal securities issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

CERTAIN INFORMATION CONCERNING THE STATE OF MAINE

Material in this section has been compiled from numerous sources including "The Maine Economy: Year-End Review and Outlook, 1996," and "Maine Counties, Selected Economic Measures, History and Forecasts - May 1997" prepared and published by the Economics Division of the Maine State Planning Office. In addition, certain information was obtained from the Official Statement of the State of Maine published in connection with the issuance of $42,700,000 general obligation bonds dated May 1, 1997. Other information concerning Maine budgetary matters was obtained from official legislative documents, the Office of the Commissioner of the Maine Department of Administrative and Financial Services, the Office of the Treasurer of the State of Maine, the Bureau of the Budget of the Maine Department of Administrative and Financial Services, the Office of Fiscal and Program Review of the Maine Legislature, the Maine Department of Human Services, the Maine Department of Labor, and the Maine State Retirement System. The most recent information concerning credit ratings on debt issued by or on behalf of the State of Maine and its subordinate agencies was obtained from credit reports for the State of Maine published by S&P on September 23, 1996 and May 12, 1997, by Moody's on May 13, 1997, and by Fitch Investors Service, Inc. ("Fitch"), on May 9, 1997.

Although the information derived from the above sources is believed to be accurate, none of the information obtained from these sources has been verified independently. While the following summarizes the most current information available from the above sources, it does not reflect economic conditions or developments which may have occurred or trends which may have materialized since the dates indicated.

The State of Maine, which includes nearly one-half of the total land area of the six New England states, currently has a population of approximately 1,242,000. The structure of the Maine economy is similar to that of the nation as a whole, except that the Maine economy historically has had more activity in manufacturing, defense-related activities, and tourism, and less activity in finance and services. Recently, however, the manufacturing and defense-related sectors of Maine's economy have decreased significantly, and the service industry, retail, and financial services sectors of Maine's economy have increased significantly.

During the 1980's, Maine's economy surpassed national averages in virtually all significant measures of economic growth. During this ten-year period, Maine real economic growth was 40% as measured by the Maine Economic Growth Index ("EGI"), a broad-based measure of economic growth which is corrected for inflation. This economic growth compares to national real economic growth during the 1980's of 26% and 29%, measured by the United States Economic Growth Index and real Gross National Product respectively. During this time period, resident employment in Maine increased by 21%, while resident employment nationally increased by 19%. Inflation-adjusted retail sales in Maine during this period increased by 72%, as opposed to a 32% increase in such retail sales nationally. During the 1980's, per capita personal income in Maine rose from 44th in the nation in 1979, to 26th in the nation in 1989, or from 81% to 92% of the national average of per capita personal income.

Beginning in the fourth quarter of 1989, however, the Maine economy experienced a substantial temporary decline. For example, the Maine economy sustained only 0.8% real growth in 1989, and experienced real growth of -1.1% in 1990 and -2.6% in 1991. Data show that the Maine economy began a sustained decline during the fourth quarter of 1989, and the second quarter of 1991 saw the seventh consecutive quarterly decline in the Maine EGI. The third and fourth quarters of 1991 showed barely positive economic growth of 0.9% and 0.2% respectively. Economic recovery in Maine also has been hindered by significant losses in defense-related jobs, with the State losing since 1990 approximately 20% of its defense-dependent employment which peaked at 63,000 jobs in 1989. During the 1989-1991 period also, the State lost 6% of its entire job base.

Since 1991 the Maine economy has experienced a modest and sustained recovery, and this recovery has continued slowly through the end of calendar year 1996. In the words of the Economics Division of the Maine State Planning Office, "Maine economic performance in 1996 was mixed, with the major indicators, on balance, describing continued slow growth." In addition, the growth of Maine's economy in 1996 also continued to lag behind that of the nation as a whole, with real growth in the Maine economy during 1996 of 2.1% compared to real growth in the national Gross Domestic Product ("GDP") during 1996 of 2.4%. Of the 17 major Maine economic indicators tracked by the Maine State Planning Office in calendar year 1996, eight were positive, eight were negative, and one (building permits) showed no significant change.

On the positive side, after five full years of slow economic recovery, the Maine economy in 1996 finally regained its pre-recession job count of 545,000. In addition, at the end of 1996, Maine's labor participation rate (the number of persons employed as a percentage of the number of persons in the working age population, ages 16 through 64) was very close to the record high 69% measured in 1989, at the peak of the 1980's economic boom. Also, during 1996 unemployment rates in Maine dropped significantly and consistently throughout the State. In 1996, every county in Maine experienced a significant drop in its unemployment rate. In November of 1996, seasonally unadjusted unemployment rates in all 16 Maine counties were significantly lower than in November 1995; most counties experienced a typical 1.2 - 1.5% drop over the previous November's unemployment rate; five Maine counties recorded seasonally unadjusted unemployment rates well below 4%; and one county (Cumberland) recorded a seasonally unadjusted unemployment rate below 3%, at 2.3%. In November 1996, the seasonally unadjusted unemployment rate for Maine as a whole dropped to 4.4% from 5.7% during November 1995. This trend has continued through the Spring of 1997. The latest seasonally unadjusted unemployment rates available (May 1997) show Maine's seasonally unadjusted unemployment rate for May 1997 at 4.6% vs. 5.1% for May 1996. The unemployment rates in some Maine counties are approaching levels that economists traditionally have viewed as incompressible. In the words of the Economics Division of the Maine State Planning Office, currently in Maine "there are few people left who want jobs and don't have them."

Also, on the positive side, in contrast to calendar year 1995 and the first half of 1996, numerous Maine employers announced, or are proceeding with, plans for significant business expansions in the State. For example, National Semiconductor Corporation is proceeding with construction of a $830 million wafer chip manufacturing facility in South Portland, which is expected to add 800 new jobs to the greater Portland area. MBNA America Bank, N.A., the second largest issuer of credit cards in the nation, recently has invested $37 million in new facilities in five Maine communities and has created 1,700 skilled and semi-skilled jobs in Maine. In addition, MBNA is expected to add 2,000 more jobs to its Maine payrolls in the next 2 1/2 years. Guilford of Maine, Inc. has recently completed construction of a $30 million textile factory, reputed to be the worlds' most modern, in Piscataquis County, and is actively training new employees in cooperation with local secondary schools. John J. Nissen Baking Company has announced plans to invest $40 million to build the world's largest bakery in Biddeford, Maine. Finally, Tambrands, Inc. is investing $36 million to consolidate all of its manufacturing activities in Auburn, Maine.

A  further  positive  factor in the  growth of  Maine's  economy  is that  Maine
employers   recently  have  experienced  a  substantial   decrease  in  workers'
compensation costs. For many years, Maine possessed the highest workers' compensation insurance rates in the country. The issue was so devisive that it caused a shutdown of State government in 1992. Since that time, however, the Maine Legislature has created the Maine Employers' Mutual Insurance Co. and has passed numerous reforms in Maine's workers' compensation laws. As a result, workers' compensation insurance rates in Maine have dropped 34% since 1994. Another positive step concerning workers' compensation insurance rates in Maine was taken in May of this year when the Maine Legislature, at the request of the Governor, refused to accede to a effort by organized labor to roll back many of the reforms in Maine's workers' compensation laws enacted since 1992.

An additional positive indicator for the Maine economy is that Maine taxable consumer retail sales were up 5.3% for the first ten months of 1996 compared to the same period in 1995. This is a noteworthy improvement over 1995, when sales were only up only 1.7% over 1994. These consumer retail sales data (including among other items taxable retail sales related to the tourist industry) are particularly significant for State of Maine credit purposes. Since roughly one-third of Maine State government general fund revenues are derived from a 6% retail sales tax, the performance of taxable retail sales in Maine is directly related to the ability of Maine State government to fund necessary governmental expenditures. Additionally on the positive side during 1996, unit sales of homes in Maine increased 5% over 1995, the average sales price of a home in Maine increased to over $113,000, and the average time on the market prior to sale for homes in Maine declined.

On the negative side, Maine's economic recovery as a whole continues to lag behind the national and New England averages. For example, between the second quarter of 1995 and the second quarter of 1996 personal income in Maine increased by only 3.5%. By comparison, for the same period national personal income increased by 5.5% and personal income in New England as a whole increased by 4.8%. Similarly, during 1996 Maine payroll employment growth (people on payrolls, not including the self-employed) was very slow. Such Maine payroll employment growth grew only 0.4% during 1996 compared to 1.9% and 2.3% in 1995 and 1994 respectively. These statistics only underscore the fact that employment growth at the national level continues to far outpace New England and Maine employment growth. Since the trough of the recession in 1991, national employment has increased a full 12%, or approximately 2% annually. By comparison, New England employment growth for the same period has been only 7%, and Maine employment growth for the same period has been only 6%, or 1/2 the national average. In addition, despite very low unemployment rates and what the Economics Division of the State Planning Office has alluded to as "tight labor market conditions" in many of the most populous counties of the State, bankruptcy filings, predominantly filings by individual debtors rather businesses, have in the words of the State Planning Office, "skyrocketed through 1996." Such bankruptcy filings reached a level of 2,954 filings in 1996, or 30% higher on an annual basis than was experienced in the depths of the recent economic recession. In addition, the number of Maine residents receiving food stamps has remained at very high levels, rising nearly 80% during the economic recession, and dropping only 10% through the present when virtually all of the jobs lost in the recession have been recovered. In addition, through most of 1996, construction contract awards in Maine were down 5% from the previous year. These statistics show a very mixed picture for the performance of the Maine economy during 1996, and in some instances during the first six months of 1997, and they pose a continuing management challenge for those legislators and State officials responsible for State fiscal policy.

The fiscal policies of the State of Maine are very conservative, and the State is required by its Constitution to operate on a balanced budget. The Maine Constitution does this by prohibiting the Legislature, by itself, from issuing any debt by or on behalf of the State which exceeds $2,000,000 "except to suppress insurrection, to repel invasion, or for purposes of war, and except for temporary loans to be paid out of money raised by taxation during the fiscal year in which they are made." The Maine Constitution also provides for the prohibition of debt issued by or on behalf of the State to fund "current expenditures." The Maine Constitution allows the issuance of long-term debt when two-thirds of both houses of the Legislature pass a law authorizing the issuance of such debt, and when the voters of the State ratify and enact such a law at a general or special statewide election. Amendments to the Maine Constitution also have been adopted to permit the Legislature to authorize the issuance of bonds to insure payment of up to: (i) $6,000,000 of revenue bonds of the Maine School Building Authority; (ii) $4,000,000 of loans to Maine students attending institutions of higher education; (iii) $1,000,000 of mortgage loans for Indian housing; (iv) $4,000,000 of mortgage loans to resident Maine veterans including businesses owned by resident Maine veterans; and (v) $90,000,000 of mortgage loans for industrial, manufacturing, fishing, agricultural and recreational enterprises. The Maine Constitution provides that if the Legislature fails to appropriate sufficient funds to pay principal and interest on general obligation bonds of the State, the State Treasurer is required to set aside sufficient funds from the first General Fund revenues received thereafter by the State to make such payments.

In recent years, Maine State government has skirted the Maine constitutional balanced budget requirement by annually issuing significant amounts of tax anticipation notes ("TANs") during the first few days after the July 1 beginning of each new fiscal year and leaving such TANs outstanding until almost the beginning of the next fiscal year. For example, on June 26, 1996 the State issued $150,000,000 in TANs due June 27, 1997. Both the size of these issues and fiscal legitimacy for them, however, have recently been criticized, and the State is becoming more conservative with regard to what amounts to a former practice of maintaining almost permanent TANS of significant size. This has been made possible largely by the continued imposition of tightly conservative State fiscal policies that allowed the State to end fiscal year 1997 solidly in the black with an estimated approximate $50 million surplus. No TAN was issued immediately following the July 1 start of the 1997 fiscal year, and its issuance was put off at least until August 1997. Recently, the State has been considering further putting off the issuance of any TAN for State cash flow purposes, because the need for such an issuance has not yet legitimately presented itself.

As of March 31, 1997, there were outstanding general obligation bonds of the State in the principal amount of $444,157,945. On June 5, 1997, the State issued $42,700,000 general obligation bonds dated May 1, 1997. On June 27, 1997, $150,000,000 outstanding tax anticipation notes of the State matured, and after the start of the new fiscal year on July 1, 1997 the State did not issue new TANs to roll over this debt. Various other Maine governmental agencies and quasi-governmental agencies including, but not limited to, the Maine Municipal Bond Bank, the Maine Court Facilities Authority, the Maine Health and Higher Educational Facilities Authority, Maine Turnpike Authority, the Maine State Housing Authority, the Maine Public Utility Financing Bank, and the Maine Educational Loan Authority, issue debt for Maine governmental purposes, but this debt does not pledge the credit of the State.

The strength of Maine's economy during the 1980's enabled the State to accumulate relatively large unappropriated surpluses of general fund revenues. During the economic recession of 1989 through 1992, however, Maine State government repeatedly reduced its expenditures in order to comply with the requirement of the Maine Constitution that State government operate on a balanced budget. More recently, Maine State government has continued to downsize and restructure its operations as part of an overall effort to improve the management of numerous governmental programs. For example, recently the Maine Legislature created a Productivity Realization Task Force and charged it with identifying more than $45,000,000 of savings in State General Fund expenditures during the 1996-1997 fiscal biennium. The Task Force, in fact, completed the identification of $45.28 million in cuts to General Fund expenditures and passed legislation to implement those cuts during the 1996-1997 biennium. The work of the Task Force also will result in additional ongoing cuts of $60.1 million in General Fund expenditures during the 1998-1999 biennium, and the permanent elimination of approximately 1352 State jobs. Such cuts in General Fund expenditures, other fiscal cost reductions, and a continuing policy by the Governor not to allow the creation of significant new State governmental programs or the taxes to fund such programs, allowed the Governor, on March 26, 1997, to sign a balanced budget for fiscal years 1998 and 1999 which provides:
(i) for fiscal year 1998, General Fund expenditures of $1,825,047,780 and Highway Fund expenditures of $217,416,987; and (ii) for fiscal year 1999, General Fund Expenditures of $1,984,859,413 and Highway Fund Expenditures of $218,026,687.

During the First Regular Session of the 118th Maine Legislature which adjourned on March 27, 1997, and the First Special Session of the 118th Maine Legislature which adjourned on June 1, 1997, the Governor and the Legislature also took several steps to improve the State's fiscal condition. First, the Legislature passed and the Governor signed into law a repeal of an across the board State income tax cap that was enacted in 1995 and scheduled to go into effect on July 1, 1997. If this State income tax cap had not been repealed, income tax revenues expendable by the State beginning in fiscal year 1998 would have been restricted to $676,230,000. Second, the Legislature and the Governor refused to eliminate prior to its scheduled elimination on June 30, 1998, an excise tax on the value of gross hospital patient service revenue, and increased this tax for hospital payment years that end in fiscal year 1998 from 3.56% to 5.27%. Third, the Legislature and the Governor enacted into law a "Tax Relief Fund for Maine Residents" which requires, according to a formula, that 75% of General Fund Revenues which exceed officially accepted estimates be used to increase the personal exemption amount of the Maine Individual Income Tax up to the personal exemption amount of the Federal Individual Income Tax. Also according to the formula provided by the tax-relief statute, 25% of General Fund revenues which exceed accepted estimates must be used to reduce the unfunded liability of the Maine State Retirement System. As of the close of State's fiscal year on June 30, 1997, Maine General Fund Revenues exceeded accepted estimates by approximately $50 million. This means that 75% of such excess General Fund revenues, or an estimated $37.5 million, will be allocated to tax relief for Maine residents, and 25% of such excess General Fund revenues, or an estimated $12.5 million will be allocated to reduce the unfunded liability of the Maine State Retirement System. The State also maintains a "Rainy Day Fund" to be used for significant unforeseen capital and operational expenditures. To the extent that General Fund revenues which exceed accepted estimates are diverted to the purposes of tax relief for Maine residents and reduction of the unfunded liability of the Maine State Retirement System, lesser amounts of such excess General Fund Revenues will be available to fund the Rainy Day Fund.
As of July 14, 1997 the balance in the State's Rainy Day Fund was $45,497,470.

There can be no assurance that the budget acts for fiscal years 1998 and 1999, and the various other statutes passed by the Maine Legislature which affect the State's fiscal position, will not be amended by the Legislature from time to time.

The unfunded liability of the Maine State Retirement System is a significant problem for Maine State government. This unfunded liability currently is certified by the State's independent actuaries to be approximately $2.9 billion. Because of this, the State has adopted a constitutional amendment (Me. Const. art. IX, ss.18-B) that requires the Maine Legislature, beginning in fiscal year 1997, annually to appropriate funds that will retire in 31 years or less the System's unfunded liability attributable to State employees and teachers. The State has also adopted a separate constitutional amendment (Me. Const. art. IX, ss.18-A) that requires the Maine Legislature, beginning in fiscal year 1997, annually to appropriate monies to fund the System on an actuarily sound basis. Under Article IX, ss.18-B of the Maine Constitution, unfunded liabilities henceforth may not be created for the System except those resulting from experience losses, and such unfunded liabilities resulting from experience losses must be retired over a period not exceeding 10 years.

Because of Maine's conservative debt policies and its constitutional requirement that the State government operate under a balanced budget, Maine general obligation bonds had been rated AAA by S&P and Aa1 by Moody's for many years.

On June 6, 1991, however, S&P lowered its credit rating for Maine general obligation bonds from AAA to AA+, and at the same time lowered its credit rating on bonds issued by the Maine Municipal Bond Bank and the Maine Court Facilities Authority, and on State of Maine Certificates of Participation for highway equipment, from AA to A+. In taking this action, S&P said, "The rating action is a result of declines in key financial indicators, and continued softness in the state economy. The new rating continues to reflect the low debt burden of the state, an economic base that has gained greater income levels and diversity over the 1980's, and a legislative history of dealing effectively with financial difficulties." These ratings have remained unchanged since June 6, 1991. Because of slow but continuing improvements in the State of Maine economy, S&P currently views the State's financial outlook as "stable," stating in its most recent May 12, 1997 credit report: "The outlook reflects the state's manageable budget estimates and careful monitoring of revenues and expenditures. Economic growth should continue at a slow, sustainable pace."

On August 24, 1993, citing the "effects of protracted economic slowdown and the expectation that Maine's economy will not soon return to the pattern of robust growth evident in the mid-1980's," Moody's lowered its State of Maine general obligation bond rating from Aa1 to Aa. At the same time, Moody's lowered from Aa1 to Aa the ratings assigned to state-guaranteed bonds of the Maine School Building Authority and the Finance Authority of Maine, and confirmed at A1 the ratings assigned to the bonds of the Maine Court Facilities Authority and State of Maine Certificates of Participation. These ratings remained unchanged until the current year. In its most recent credit report for the State of Maine, dated May 13, 1997, Moody's "confirmed and refined from Aa to Aa3" the State's general obligation bond rating. Moody's refinement of the State's bond rating on May 13, 1997 was part of a general redefinition by Moody's of its bond rating symbols published on January 13, 1997. In its May 13, 1997 credit report, Moody's said: "Among the factors contributing to the high grade rating are the state's sound debt profile, with a moderate level of borrowing scheduled for rapid retirement, and an improving financial trend, reflecting economic gains of recent years and a fiscal policy aimed at achieving budgetary balance through steady government cost-cutting and reduced reliance on one-time measures." In this same credit report, however, Moody's also recognized specific negative factors which affected the rating, saying: "The rating also recognizes the state's lagging recovery from the recession of the early 1990s and continuing, though reduced, exposure to potential defense contracting cutbacks; its narrow General Fund position, whether measured on a GAAP or a cash basis; and its substantial unfunded pension obligation which, by a variety of measures, is several times the size of its direct debt."

For its June 5, 1997 general obligation bond issue dated May 1, 1997, Maine also received a credit report from Fitch. In this credit report dated May 9, 1997 Fitch assigned a rating of AA to Maine general obligation bonds, saying:
"Maine's general obligations are well secured, with strength in the low burden that debt places on resources and in the unusually rapid rate of amortization. The economy continues to recover from the severity of the recession and financial operations have regained normality. Institutionalization of financial reforms, including accounting, the revenue estimation process and debt control will be of benefit and the reserve is reasonably funded."

CERTAIN INFORMATION CONCERNING THE STATE OF NEW HAMPSHIRE

Material in this section has been abstracted from the State of New Hampshire Official Statement dated May 28, 1997, which is compiled by the Treasurer of the State of New Hampshire and which is provided to prospective purchasers of debt securities offered by the State. While information in the Official Statement is believed to be accurate, none of that information has been independently verified. Also, it does not reflect economic conditions or developments that may have occurred or trends that may have materialized since the date of the Official Statement. Additionally, economic and fiscal conditions in individual municipalities within the State may vary from general economic and fiscal conditions.

New Hampshire is located in the New England Region and is bordered by the states of Maine, Massachusetts, and Vermont and the Province of Quebec, Canada. New Hampshire's geographic area is 9,304 square miles and its 1996 population was 1,163,000, representing a 1.3% increase from 1995 levels. New Hampshire's population had increased by more than 25% in the 1980-1996 period.

New Hampshire's per capita personal income increased by 106.4% between 1980 and 1990. In 1991 it continued to grow faster than the New England region as a whole and in 1992 and 1993 it grew at a slightly lower rate than the region, resuming faster growth relative to the region in 1994 and 1995. New Hampshire's per capita personal income in 1996 was 109% of the national level, ranking 8th in the United States.

In1996, New Hampshire's largest employment sector was the service sector (28.8% of employment), followed by retail and wholesale trade (25.8% of employment). Manufacturing was the third largest sector (18.9% of employment). Non-agricultural employment levels have remained fairly stable. The unemployment rate declined to 4.2% in 1996, less than the national average, and preliminary data for the month of March 1997 (seasonally adjusted) show New Hampshire's unemployment rate at 2.1%, compared to a national average of 5.2%.

After a significant growth in residential building activity in the period 1980-86 (data based on residential building permits), New Hampshire's residential building activity declined beginning in 1987, and declined below 1980 levels in 1990, 1991 and 1992. In 1993, residential building activity surpassed 1980 levels and activity in 1994, 1995 and 1996 surpassed 1993.

New Hampshire finances the operations of state government through specialized taxes, user charges and revenues received from the State liquor sales and distribution system. There is no general tax on sales or earned income. The two highest revenue-producing taxes are the Meals and Rooms Tax and the Business Profits Tax. In 1992, State and local taxes amounted to $98.10 per $1,000 of personal income, which was the fourth lowest in the United States. However, because local property taxes are the principal source of funding for municipal operations and primary and secondary education, New Hampshire was highest among all states in local property tax collections per $1,000 of personal income.

New Hampshire State government's budget is enacted to cover a biennial period through a series of legislative bills that establish appropriations and estimated revenues for each sub-unit of State government, along with supplemental and special legislation. By statute, the budget process is initiated by the Governor, who is required to submit operating and capital budget proposals to the Legislature by February 15 in each odd-numbered year. While the Governor is required to state the means through which all expenditures will be financed, there is no constitutional or statutory requirement that the Governor propose or the Legislature adopt a budget without resorting to borrowing. There is no line item veto.

State government funds include the General Fund, four special purpose funds and three enterprise funds, as well as certain "fiduciary" funds. All obligations of the State are paid from the State Treasury, and must be authorized by a warrant signed by the Governor and approved by the Executive Council, except for payments of debt obligations, which are paid by the State Treasurer under statutory authority.

By statute, at the close of each fiscal year, any General Fund operating surplus up to 5% of General Fund unrestricted revenue must be deposited in a Revenue Stabilization Reserve Account ("Rainy Day Fund"). With approval of the Legislative Fiscal Committee, the Governor and the Executive Council, the Rainy Day Fund is available to defray operating deficits in ensuing years if there is a shortfall in forecast revenue. By statute, the Rainy Day Fund may not be used for any other purpose except by special appropriation approved by two-thirds of each Legislative chamber and the Governor. As of June 30, 1996 there was a designated balance of $20 million in the Rainy Day Fund.

The Department of Administrative Services is responsible for maintenance of State government's accounting system, annual reports and general budget oversight. Expenditures are controlled against appropriations through an integrated accounting system which compares the amount of an appropriation to expenditures and encumbrances previously charged against that appropriation before creating an expenditure. By law, with certain exceptions unexpended and unencumbered balances of appropriations lapse to surplus in the applicable fund at the end of each fiscal year, along with unappropriated revenues in excess of legislative estimates. Legislative financial controls involve the Office of Legislative Budget Assistant ("LBA") which acts under supervision of the Legislative Fiscal Committee and Joint Legislative Capital Budget Overview Committee. LBA conducts overall post-audit and review of the budgetary process. State government financial statements are prepared in accordance with generally accepted accounting principles ("GAAP") and are independently audited annually.

During the 1992-1993 biennium, State revenues began recovering from the decline that had characterized the recession years of 1989, 1990 and 1991. The General Fund undesignated fund balance at June 30, 1992 was $43.1 Million, with accumulated undesignated fund balance of $18.6 Million; at June 30, 1993, the General Fund undesignated fund balance was $31.5 Million and at June 30, 1994, $12.0 Million. For the fiscal year ended June 30, 1995, the General Fund undesignated fund balance was zero, after transferring $35.1 Million from the Healthcare Transition Fund to offset a delay in receipt of federal funds from disproportionate share expenditures under the Medicaid program. At June 30, 1996, the General Fund undesignated fund balance was ($44.2 Million) after a net transfer to the Healthcare Transition Fund of $21.9 Million, and is projected at ($25.8 Million) at June 30, 1997.

There is no constitutional limit on the State's power to issue obligations or incur indebtedness, and no constitutional requirement for referendum to authorize incurrence of indebtedness by the State. Authorization and issuance of debt is governed entirely by statute. New Hampshire pursues a debt management program designed to minimize use of short-term debt for operating purposes and to coordinate issuance of tax-exempt securities by the State and its agencies.

State-guaranteed bonded indebtedness is authorized not only for general purposes of State government, but also for the New Hampshire Turnpike System, University System of New Hampshire, water supply and pollution control, water resources acquisition and construction, School Building Authority, Pease Development Authority, Business Finance Authority, Municipal Bond Bank and cleanup of municipal Super Fund sites and landfills. In addition, the Housing Finance Authority and Higher Education and Health Facilities Authority are authorized to issue bonds that do not constitute debts or obligations of the State.

Procedure for incurrence of bonded indebtedness by individual municipalities is governed by State statutes, which prescribe actions that must be pursued by municipalities in incurring bonded indebtedness and limitations on the amount of such indebtedness. In general, incurrence of bonded indebtedness by a municipality must be for a statutorily authorized purpose and requires a two-thirds majority vote of the municipality's legislative body.

On December 30, 1993, the New Hampshire Supreme Court reinstated and remanded for trial a lawsuit challenging the constitutionality of the State's system of financing public schools primarily through local property taxes. The Court ruled that the New Hampshire Constitution imposes an enforceable duty on the State to provide an "adequate" education to every educable child and to guarantee adequate funding. However, the Court did not determine the adequacy of the State's current education programs or current funding levels, leaving those matters to the Legislative and Executive branches to determine in the first instance. The lawsuit was tried in the Spring of 1996, resulting in a decision by the trial court denying any relief to the plaintiffs. The decision is currently under appeal to the New Hampshire Supreme Court. The potential impact, if any, of this litigation on the State's finances cannot presently be determined.

2. INVESTMENT LIMITATIONS


Investors Bond Fund, Investors High Grade Bond Fund, TaxSaver Bond Fund and Maine Municipal Bond Fund have adopted the following fundamental investment limitations which are in addition to those contained in the Funds' Prospectus and which may not be changed without shareholder approval. No Fund may:


         (1) Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund's total assets (computed immediately after the borrowing).


         (2) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

         (3) Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of commercial paper or debt securities which are otherwise permissible investments.

         (4) Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

         (5) Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

         (6) Issue senior securities except pursuant to Section 18 of the Investment Company Act of 1940 ("1940 Act") and except that the Fund may borrow money subject to investment limitations specified in the Fund's Prospectus.

         (7) Invest in interests in oil or gas or interests in other mineral exploration or development programs.

In addition to the  foregoing,  Investors  Bond Fund and TaxSaver Bond Fund have
adopted   the   following   fundamental    investment   limitations   concerning
diversification and industry concentration. The Funds may not:

         (1) Purchase securities, other than U.S. Government Securities, of any one issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time of purchase be invested in the securities of that issuer, or (b) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer. Up to 50% of the Fund's total assets may be invested without regard to this limitation.

         (2) Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.

Investors High Grade Bond Fund has adopted the following fundamental investment limitations concerning diversification and industry concentration. The Fund may not:

         (1) With respect to 75% of its assets, purchase securities, other than U.S. Government Securities, of any one issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time of purchase be invested in the securities of that issuer, or (b) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer.

         (2) Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry.


Maine Municipal Bond Fund has adopted the following fundamental investment limitations concerning investment in securities of issuers in the same industry and investment in securities having voting rights. The Fund may not:

         (1) Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of the Fund's total assets taken at market value would be invested in securities of issuers conducting their principal business activity in the same industry. For this purpose, consumer finance companies, industrial finance companies, and gas, electric, water and telephone utility companies are each considered to be separate industries.

         (2) Purchase securities having voting rights except securities of other investment companies.


Investors Bond Fund, Investors High Grade Bond Fund, TaxSaver Bond Fund and Maine Municipal Bond Fund have adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. No Fund may:


         (a) Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

         (b) Invest in securities of another registered investment company, except in connection with a merger, consolidation, acquisition or reorganization; and except that the Fund may invest in money market funds and privately-issued mortgage related securities to the extent permitted by the 1940 Act.

         (c) Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, except that the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

         (d) Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors, unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest, if as a result, more than 5% of the value of the Fund's total assets would be so invested.

         (e) Invest in or hold securities of any issuer if officers and directors of the Trust or the Fund's investment adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

         (f) Purchase securities for investment while any borrowing equaling 10% or more of the Fund's total assets is outstanding or borrow for purposes other than meeting redemptions in an amount exceeding 10% of the value of the Fund's total assets.

         (g) Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than (i) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable, including securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933 ("Restricted Securities") or (ii) 10% of the Fund's total assets would be invested in Restricted Securities.

         (h) Purchase or sell real property leases (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.)


In addition to the foregoing, Investors Bond Fund, Investors High Grade Bond Fund and TaxSaver Bond Fund have adopted the following nonfundamental investment limitation concerning investment in securities having voting rights. The Funds may not:


         (a) Purchase securities having voting rights except securities of other investment companies.

Maine Municipal Bond Fund has adopted the following nonfundamental investment limitation. The Fund may not:

         (a) Invest in oil, gas or other mineral exploration or development programs, or leases, provided that the Fund may invest in securities issued by companies engaged in such activities.

The New Hampshire Bond Fund has adopted the following fundamental investment limitations that cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities. The Fund may not:

         (1) With respect to 50% of its assets, purchase a security other than a U.S. Government Security of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of that issuer or the Fund would own more than 10% of the outstanding voting securities of that issuer.

         (2) Purchase securities if, immediately after the purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, provided there is no limit on investments in U.S. Government Securities, municipal securities or in the securities of domestic financial institutions (not including their foreign branches). For this purpose, consumer finance companies, industrial finance companies, and gas, electric, water and telephone utility companies are each considered to be separate industries.

         (3) Underwrite securities of other issuers, except to the extent that the Fund may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

         (4) Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

         (5) Invest in commodities or in commodity contracts, except that, to the extent the Fund is otherwise permitted, the Fund may enter into financial futures contracts and options on those futures contracts and may invest in currencies and currency-related contracts.

         (6) Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, provided that borrowings do not exceed 33 1/3% of the Fund's net assets.

         (7) Issue senior securities except as appropriate to evidence indebtedness that the Fund is permitted to incur, and provided that the Fund may issue shares of additional series or classes that the Board may establish.

         (8) Make loans except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments.

The Fund has adopted the following nonfundamental investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

         (a) Purchase securities for investment while any borrowing equaling 10% or more of the Fund's total assets is outstanding; and if at any time the Fund's borrowings exceed the Fund's investment limitations due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitations.

         (b) Purchase securities that have voting rights, except the Fund may invest in securities of other investment companies to the extent permitted by the Investment Company Act of 1940 (the "1940 Act").

         (c) Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

         (d) Invest in securities (other than fully-collateralized debt obligations) issued by companies that have conducted continuous operations for less than three years, including the operations of predecessors (unless guaranteed as to principal and interest by an issuer in whose securities the Fund could invest) if as a result, more than 5% of the value of the Fund's total assets would be so invested.

         (e) Invest in or hold securities of any issuer other than the Fund if, to the Fund's knowledge, those directors and officers of the Trust or the Fund's investment adviser, individually owning beneficially more than 1/2 of 1% of the securities of the issuer, in the aggregate own more than 5% of the issuer's securities.

         (f) Invest in oil, gas or other mineral exploration or development programs, or leases, provided that the Fund may invest in securities issued by companies engaged in such activities.

         (g) Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than (i) 15% of the Fund's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities which are not readily marketable or (ii) 10% of the Fund's total assets would be invested in securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the Securities Act of 1933.

         (h) Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.)

Except as required by the 1940 Act, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

For purposes of limitation number 2 listed above with respect to TaxSaver Bond Fund, which relates to the diversification of the Fund's assets, the District of Columbia, each state, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is deemed to be a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of private activity bonds, if the bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case, the creating government or some other agency guarantees a security, that guarantee would be considered a separate security and would be treated as an issue of such government or other agency.

No more than 25% of a Fund's total assets may be invested in the securities of one issuer. However, this limitation does not apply to securities of an issuer payable solely from the proceeds of U.S. Government Securities.

3. PERFORMANCE DATA

The Funds may quote performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns. The Funds' net asset value, yield and total return fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

Standardized SEC yield and total return information as of March 31, 1997 is set forthin the following tables:

                                              30 Day
                               30 Day        Annualized                                         Total Return
                              Annualized    Tax Equivalent    Total Return 1    Total Return       Since
                                Yield          Yield            Year              5 Year          Inception
                                -----          -----            ----              ------          ---------
INVESTORS BOND FUND             7.49%           N/A             7.18%              7.91%             8.92%

TAXSAVER BOND FUND              4.74%           7.85%           5.15%              7.02%             7.38%

MAINE  MUNICIPAL  BOND FUND     4.19%           7.58%           4.98%              6.73%             6.64%

NEW  HAMPSHIRE   BOND FUND      4.34%           7.57%           4.56%              N/A               5.73%

Tax-equivalent yield for Investors Bond Fund is based on a Federal income tax rate of 39.6%. The tax equivalent yield for Maine Municipal Bond Fund is based on a combined Federal and Maine state income tax rate of 48.1% (Federal 39.6% and State of Maine 8.5%). The tax equivalent yield for New Hampshire Bond Fund is based on a combined Federal and New Hampshire state income tax rate of 44.6% (Federal 39.6% and State of New Hampshire 5.0%).

Investors Bond Fund and TaxSaver Bond Fund commenced operations on October 2, 1989. Maine Municipal Bond Fund and New Hampshire Bond Fund commenced operations on December 5, 1991 and December 31, 1992, respectively.

In advertising performance each Fund may compare any of its performance information with data published by independent evaluators such as Morningstar, Lipper Analytical Services, Inc., IBC/Donoghue, Inc., CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). Each Fund may also compare any of its performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). In addition, the Funds may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

For example, the Funds may advertise the historical advantages, based on assumed investments made on particular dates, in long term corporate bonds or in the S&P 500 Composite Stock Index against U.S. Treasury bills, as published by the companies listed above.

YIELD CALCULATIONS

Yields for a Fund used in advertising are computed by dividing the Fund's interest income for a given 30 days or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. In general, interest income is reduced with respect to bonds purchased at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds purchased at a discount by adding a portion of the discount to daily income. Capital gain and loss generally are excluded from these calculations.

Income calculated for the purpose of determining the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

The tax equivalent yield for the TaxSaver Bond Fund is the rate an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus the stated Federal or combined Federal and state tax rate. If only a portion of the Fund's yield is tax-exempt, only that portion is adjusted in the calculation.

Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that a Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Also, Processing Organizations (as defined in the Prospectuses) may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yields of each Fund are not fixed or guaranteed, and an investment in a Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of a Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate to compare a Fund's yield information directly to similar information regarding investment alternatives which are insured or guaranteed.

TOTAL RETURN CALCULATIONS

Each of the Funds may advertise total return. Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over a given period according to the following formula:

                  P(1+T)n = ERV

         Where:

                  P = a hypothetical initial payment of $1,000; T = average annual total return;
                  n = number of years;  and
                  ERV = ending redeemable value.

ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Total returns may be broken down into their components of income and capital (including capital gain and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields and other performance information may be quoted numerically or in a table, graph or similar illustration.

         Period total return is calculated according to the following formula:

                  PT = (ERV/P-1)

         Where:

                  PT = period total return.
                           The other definitions are the same as in average annual total return above.

4. MANAGEMENT

The trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

John Y. Keffer,* Chairman and President (age 54)

          President and Director, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services, LLC (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent) and Forum Advisors, Inc. (a registered investment adviser). Mr. Keffer is a Trustee and/or officer of various registered investment companies for which Forum Administrative Services, LLC serves as manager or administrator and for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Costas Azariadis, Trustee (age 53)

          Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at the University of Pennsylvania. His address is Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

James C. Cheng, Trustee (age 54)

          President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is 27 Temple Street, Belmont, Massachusetts 02178.

J. Michael Parish, Trustee (age 53)

         Partner at the law firm of Winthrop Stimson Putnam & Roberts since 1989. Prior thereto, he was a partner at LeBoeuf, Lamb, Leiby & MacRae, a law firm of which he was a member from 1974 to 1989. His address is 40 Wall Street, New York, New York 10005.

Mark D. Kaplan, Vice President, Assistant Treasurer and Assistant Secretary (age
41)

          Managing Director at Forum Financial Services, Inc. since September 1995. Prior thereto, Mr. Kaplan was Managing Director and Director of Research at H.M. Payson & Co. His address is Two Portland Square, Portland, Maine 04101.

Robert Campbell, Treasurer (age 36)

         Director of Fund Accounting, Forum Financial Corp., with which he has been associated since April 1997. Prior thereto, Mr. Campbell was the Vice President of Domestic Operations for State Street Fund Services in Toronto, Ontario, and prior to that, Mr. Cambell served as Assistant Vice President/Fund Manager of Mutual Fund, State Street Bank & Trust in Boston, Massachusetts. Mr. Campbell is also treasurer of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

David I. Goldstein, Secretary (age 35)

          Counsel, Forum Financial Services, Inc., with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart. Mr. Goldstein is also Secretary or Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Max Berueffy, Assistant Secretary (age 44)

         Counsel, Forum Financial Services, Inc., with which he has been associated since 1994. Prior thereto, Mr. Berueffy was on the staff of the U.S. Securities and Exchange Commission for seven years, first in the appellate branch of the Office of the General Counsel, then as a counsel to Commissioner Grundfest and finally as a senior special counsel in the Division of Investment Management. Mr. Berueffy is also Secretary or Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. His address is Two Portland Square, Portland, Maine 04101.

Cheryl O. Tumlin, Assistant Secretary (age 31)

         Assistant Counsel, Forum Financial Services, Inc., with which she has been associated since July 1996. Prior thereto, Ms. Tumlin was on the staff of the U.S. Securities and Exchange Commission as an attorney in the Division of Market Regulation and prior thereto Ms. Tumlin was an associate with the law firm of Robinson Silverman Pearce Aronsohn & Berman in New York, New York. Ms. Tumlin is also Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

M. Paige Turney, Assistant Secretary (age 28).

          Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1995. Ms. Turney was employed from 1992 as a Senior Fund Accountant with First Data Corporation in Boston, Massachusetts. Prior thereto she was a student at Montana State University. Ms. Turney is also Assistant Secretary of various registered investment companies for which Forum Administrative Services, LLC or Forum Financial Services, Inc. serves as manager, administrator and/or distributor. Her address is Two Portland Square, Portland, Maine 04101.

TRUSTEE COMPENSATION. Each Trustee of the Trust (other than John Y. Keffer, who is an interested person of the Trust) is paid $1,000 for each Board meeting attended (whether in person or by electronic communication) and is paid $1,000 for each committee meeting attended on a date when a Board meeting is not held. As of March 31, 1997, in addition to $1,000 for each Board meeting attended, each Trustee receives $100 per active portfolio of the Trust. To the extent a meeting relates to only certain portfolios of the Trust, Trustees are paid the $100 fee only with respect to those portfolios. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. No officer of the Trust is compensated by the Trust.

The following table provides the aggregate compensation paid to each Trustee. The Trust has not adopted any form of retirement plan covering Trustees or officers. Information is presented for the fiscal year ended March 31, 1997.

                                                           Accrued           Annual
                                        Aggregate          Pension        Benefits Upon       Total
         Trustee                      Compensation        Benefits         Retirement      Compensation
         -------                      ------------        --------         ----------      ------------
         Mr. Keffer                       None              None              None             None
         Mr. Azariadis                   $4,000             None              None            $4,000
         Mr. Cheng                       $4,000             None              None            $4,000
         Mr. Parish                      $4,000             None              None            $4,000

ADVISER

Pursuant to an Advisory Agreement with the Trust (the "Investment Advisory Agreement"), the Funds' investment adviser, Forum Advisors, Inc. (the "Adviser") furnishes at its own expense all services, facilities and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for the respective Fund. The Investment Advisory Agreement provides for an initial term of two years from its effective date with respect to a Fund and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Board or by vote of the shareholders of the Fund, and in either case by a majority of the directors who are not parties to the Investment Advisory Agreement or interested persons of any such party.

The Investment Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of its shareholders or by a vote of a majority of the Board, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Agreement also provides that, with respect to a Fund, the Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or by reason of reckless disregard of its obligations and duties under the Investment Advisory Agreement. The Investment Advisory Agreement provides that the Adviser may render services to others.

For its services under the Investment Advisory Agreement, the Advisor receives with respect to each Fund a fee at an annual rate of 0.40% of the Fund's average daily net assets. Fees payable under the Investment Advisory Agreement with respect to the each Fund are set forth in the following tables:

INVESTORS BOND FUND

FISCAL YEAR ENDED MARCH 31
---------------------------  GROSS FEE                   WAIVED FEE                  NET FEE
                             ---------                   ----------                  --------
1997                         $100,163                    $0                          $100,163
1996                         $107,061                    $48,250                     $58,811
1995                         $100,098                    $9,407                      $90,691

TAXSAVER BOND FUND

FISCAL YEAR ENDED MARCH 31
--------------------------   GROSS FEE                   WAIVED FEE                  NET FEE
                             ---------                   ----------                  --------
1997                         $70,634                     $0                          $70,634
1996                         $69,544                     $0                          $69,544
1995                         $65,238                     $59,238                     $6,000

MAINE MUNICIPAL BOND FUND

FISCAL YEAR ENDED MARCH 31
--------------------------   GROSS FEE                   WAIVED FEE                  NET FEE
                             ---------                   ----------                  -------
1997                         $101,549                    $0                          $101,549
1996                         $105,104                    $0                          105,104
1995                         $105,063                    $91,930                     $13,133

NEW HAMPSHIRE BOND FUND

FISCAL YEAR ENDED MARCH 31
--------------------------   GROSS FEE                   WAIVED FEE                  NET FEE
                             ---------                   ----------                  --------
1997                         $31,774                     $0                          $31,774
1996                         $23,870                     $0                          $23,870
1995                         $17,826                     $17,826                     $0

In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets which are invested in the Funds. In some instances the Adviser may elect to credit against any investment management fee received from a client who is also a shareholder in the Fund an amount equal to all or a portion of the fees received by the Adviser or any affiliate of the Adviser from the Fund with respect to the client's assets invested in the Fund.

The Adviser has agreed to reimburse the Trust for certain of each Fund's operating expenses (exclusive of interest, taxes, brokerage, fees and organization expenses, all to the extent permitted by applicable state law or regulation) which in any year exceed the limits prescribed by any state in which a Fund's shares are qualified for sale. The Trust may elect not to qualify its shares for sale in every state. The manager and distributor believe that currently the most restrictive expense ratio limitation imposed by any state is 2-1/2% of the first $30 million of each Fund's average net assets, 2% of the next $70 million of its average net assets and 1-1/2% of its average net assets in excess of $100 million. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Adviser or the manager and distributor monthly.

Subject to the above obligations to reimburse the Trust for its excess expenses, the Trust has confirmed its obligation to pay all its other expenses, including: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; costs of forming the corporation and maintaining corporate existence; costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Trust; costs of reproduction, stationery and supplies; compensation of directors, officers and employees of the Trust and costs of other personnel performing services for the Trust who are not officers of the Adviser, the manager and distributor or their respective affiliates; costs of corporate meetings; Securities and Exchange Commission registration fees and related expenses; expenses incurred pursuant to state securities laws; and fees payable to the Adviser under the Investment Advisory Agreement.


ADMINISTRATION

Pursuant to an Administration Agreement approved by the Board of Trustees on June 19, 1997 (the "Administration Agreement"), FAS supervises the overall management of the Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent and custodian and arranging for maintenance of books and records of the Trust), provides the Trust with general office facilities. The Administration Agreement may be terminated by either party without penalty on 60 days' written notice and may not be assigned except upon written consent by both parties. The Administration Agreement also provides that FAS shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FAS's duties or by reason of reckless disregard of its obligations and duties under the Administration Agreement. Prior to June 19, 1997, FFSI provided administration and distribution services to the Trust pursuant to a Managment Agreement (the "Management Agreement")

FAS provides persons satisfactory to the Board to serve as officers of the Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) FAS, its affiliates or certain affiliates of the Adviser.

DISTRIBUTION

FFSI was  incorporated  under the laws of the State of  Delaware  on February 7,
1986 and serves as distributor of shares of the Portfolio pursuant to a Distribution Agreement between FFSI and the Trust (the "Distribution Agreement"). The Distribution Agreement provides, with respect to each Fund, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Board or by the shareholders of the Fund, and in either case by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party.

The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to each Fund by vote of the Fund's shareholders or by either party on 60 days' written notice. The Distribution Agreement also provides that FFSI shall not be liable for any error of judgment or mistake of law or for any act or omission in the performances of its services to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FFSI's duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement. Pursuant to the Distribution Agreement, FFSI receives, and may reallow to certain financial institutions, the sales charge paid by the purchasers of each Fund's shares. The aggregate sales charges payable to FFSI with respect to each Fund are outlined in the following tables:

INVESTORS BOND FUND

FISCAL YEAR ENDED MARCH 31   AGGREGATE
--------------------------  SALES CHARGE                AMOUNT RETAINED             AMOUNT REALLOWED
                             ------------                ---------------             -----------------
           1997                        $1,951                       $274                       $1,677
           1996                        $6,252                       $829                       $5,423
           1995                        $1,706                       $243                       $1,463

TAXSAVER BOND FUND

FISCAL YEAR ENDED MARCH 31   AGGREGATE
--------------------------  SALES CHARGE                AMOUNT RETAINED             AMOUNT REALLOWED
                             ------------                ---------------             ----------------
           1997                         $16                          $2                          $14
           1996                       $13,336                      $1,317                      $12,019
           1995                        $7,701                      $1,012                      $6,689

MAINE MUNICIPAL BOND FUND

FISCAL YEAR ENDED MARCH 31   AGGREGATE
--------------------------  SALES CHARGE                AMOUNT RETAINED             AMOUNT REALLOWED
                             ------------                ---------------             -----------------
           1997                       $117,032                    $10,264                     $106,768
           1996                       $106,683                    $13,941                      $92,742
           1995                       $133,896                    $17,656                     $116,239

NEW HAMPSHIRE BOND FUND

FISCAL YEAR ENDED MARCH 31           AGGREGATE
--------------------------          SALES CHARGE              AMOUNT RETAINED             AMOUNT REALLOWED
                                    ------------               -------------              -----------------
           1997                       $54,094                      $4,557                      $49,537
           1996                       $24,865                      $3,309                      $21,556
           1995                       $33,166                      $4,429                      $28,737

For its services under the Management Agreement, FFSI received with respect to each Fund a fee at an annual rate of 0.30% of the average daily net assets of each Fund. Fees payable under the Management Agreement with respect to each Fund are outlined in the following tables:

INVESTORS BOND FUND

FISCAL YEAR ENDED MARCH 31
--------------------------           GROSS FEE                   WAIVED FEE                    NET FEE
                                     ---------                   ----------                    -------
           1997                       $75,122                     $75,122                        $0
           1996                       $80,296                     $80,296                        $0
           1995                       $75,074                     $75,074                        $0

TAXSAVER BOND FUND

FISCAL YEAR ENDED MARCH 31
--------------------------           GROSS FEE                   WAIVED FEE                    NET FEE
                                     ---------                   ----------                    --------
           1997                       $52,975                     $52,975                        $0
           1996                       $52,158                     $52,158                        $0
           1995                       $48,928                     $48,928                        $0

MAINE MUNICIPAL BOND FUND

FISCAL YEAR ENDED MARCH 31
--------------------------           GROSS FEE                   WAIVED FEE                    NET FEE
                                     ---------                   ----------                    -------
           1997                       $76,162                     $76,162                        $0
           1996                       $78,828                     $78,828                        $0
           1995                       $78,797                     $78,797                        $0

NEW HAMPSHIRE BOND FUND

FISCAL YEAR ENDED MARCH 31
--------------------------           GROSS FEE                   WAIVED FEE                    NET FEE
                                     ---------                   ----------                    -------
           1997                       $23,831                     $23,831                        $0
           1996                       $17,902                     $17,902                        $0
           1995                       $13,369                     $13,369                        $0

TRANSFER AGENT

Forum Financial Corp. (the "Transfer Agent") acts as transfer agent of the Trust pursuant to a transfer agency agreement (the "Transfer Agency Agreement"). The Transfer Agency Agreement provides, with respect to each Fund, for an initial term of two years from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided that the agreement is specifically approved at least annually by the Board or, with respect to a Fund, by a vote of the shareholders of that Fund, and in either case by a majority of the directors who are not parties to the Transfer Agency Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Transfer Agency Agreement.

Among the responsibilities of the Transfer Agent as agent for the Trust are: (1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Funds may be effected and certain other matters pertaining to the Funds; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption transactions and receiving wired funds; (4) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (5) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (6) furnishing periodic statements and confirmations of purchases and redemptions; (7) arranging for the transmission of proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (8) arranging for the receipt, tabulation and transmission to the Trust of proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (9) providing such other related services as the Trust or a shareholder may reasonably request.

The Transfer Agent or any sub-transfer agent or processing agent may also act and receive compensation as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Funds with respect to assets invested in the Funds. The Transfer Agent or any sub-transfer agent or other processing agent may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust or from the Transfer Agent with respect to assets of those customers or clients invested in the Fund. The Transfer Agent, the Manager or sub-transfer agents or processing agents retained by the Transfer Agent may be Processing Organizations (as defined in the Prospectus) and, in the case of sub-transfer agents or processing agents, may also be affiliated persons of the Transfer Agent or the Manager.

For its services under the Transfer Agency Agreement, the Transfer Agent receives, with respect to each Fund: (i) a fee at an annual rate of 0.25 percent of the average daily net assets of each Fund (ii) a fee of $12,000 per year; such amounts to be computed and paid monthly in arrears by the Fund; and (iii) Annual Shareholder Account Fees of $18.00 per shareholder account; such fees to be computed as of the last business day of the prior month. Fees payable under the Transfer Agency Agreement with respect to each Fund are set forth in the following tables:

INVESTORS BOND FUND

FISCAL YEAR ENDED MARCH 31
--------------------------   GROSS FEE                   WAIVED FEE                  NET FEE
                             ---------                   ----------                  -------
1997                         $76,562                     $58,271                     $18,291
1996                         $80,320                     $60,882                     $19,438
1995                         $62,562                     $49,813                     $12,749

TAXSAVER BOND FUND

FISCAL YEAR ENDED MARCH 31
--------------------------   GROSS FEE                   WAIVED FEE                  NET FEE
                             ---------                   ---------                  ---------
1997                         $57,010                     $40,248                     $16,762
1996                         $56,344                     $38,888                     $17,456
1995                         $40,794                     $28,091                     $12,703

MAINE MUNICIPAL BOND FUND

FISCAL YEAR ENDED MARCH 31
--------------------------   GROSS FEE                   WAIVED FEE                  NET FEE
                             ---------                   ----------                  --------
1997                         $82,456                     $39,581                     $42,875
1996                         $84,962                     $41,754                     $43,208
1995                         $65,664                     $49,488                     $16,176

NEW HAMPSHIRE BOND FUND

FISCAL YEAR ENDED MARCH 31
--------------------------           GROSS FEE                   WAIVED FEE                    NET FEE
                                     ---------                   ---------                     --------
           1997                       $33,317                      $6,539                      $26,778
           1996                       $28,488                       $645                       $27,843
           1995                       $11,141                      $8,715                      $2,426

The Transfer Agent or any sub-transfer agent or processing agent may also act and receive compensation for acting as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Fund with respect to assets invested in the Fund.

Pursuant to a Fund Accounting Agreement, the Transfer Agent also provides the Fund with portfolio accounting, including the calculation of the Fund's net asset value. For these services, the Transfer Agent receives an annual fee ranging from $36,000 to $60,000 depending upon the amount and type of the Fund's portfolio transactions and positions. Fees payable under the Fund Accounting Agreement with respect to fund accounting services for the Fund are set forth in the following table:

INVESTORS BOND FUND

FISCAL YEAR ENDED MARCH 31
--------------------------   GROSS FEE                   WAIVED FEE                  NET FEE
                             ---------                   ----------                  --------
1997                         $41,000                     $0                          $41,000
1996                         $38,000                     $0                          $38,000
1995                         $36,000                     $0                          $36,000

TAXSAVER BOND FUND

FISCAL YEAR ENDED MARCH 31
--------------------------   GROSS FEE                   WAIVED FEE                  NET FEE
                             ---------                   ----------                  --------
1997                         $36,000                     $0                          $36,000
1996                         $39,000                     $0                          $39,000
1995                         $36,000                     $0                          $36,000

MAINE MUNICIPAL BOND FUND

FISCAL YEAR ENDED MARCH 31
--------------------------   GROSS FEE                   WAIVED FEE                  NET FEE
                             ---------                   ----------                  -------
1997                         $48,000                     $0                          $48,000
1996                         $48,000                     $0                          $48,000
1995                         $48,000                     $0                          $48,000

NEW HAMPSHIRE BOND FUND

FISCAL YEAR ENDED MARCH 31
--------------------------   GROSS FEE                   WAIVED FEE                  NET FEE
                             ---------                   ----------                  --------
1997                         $37,000                     $0                          $37,000
1996                         $37,000                     $0                          $37,000
1995                         $36,000                     $0                          $36,000


5. DETERMINATION OF NET ASSET VALUE

The Trust does not determine net asset value on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Purchases and redemptions are effected at the time of the next determination of net asset value following the receipt of any purchase or redemption order.

6. PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities for the Funds usually are principal transactions. Portfolio securities for these Funds are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked prices.

The Funds may effect purchases and sales through brokers who charge commissions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of shareholders of the Funds rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Funds. For the fiscal years ended March 31, 1997, 1996, and 1995, the Funds did not pay any brokerage commissions.

A Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with Fund transactions, the Adviser take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Adviser may also take into account payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay.

In addition, the Adviser may give consideration to research and investment analysis services furnished by brokers or dealers to the Adviser for its use and may cause a Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. The Adviser may use the research and analysis in connection with services to clients other than a Fund, and the Adviser's fee is not reduced by reason of the Adviser's receipt of the research services.

Investment decisions for each Fund will be made independently from those for any other account or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, a Fund and other investment companies or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies and accounts managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

No portfolio transactions are executed with the Adviser, the Manager or any of their affiliates.

7. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of each Fund are sold on a continuous basis by the distributor.

Set forth below is an example of the method of computing the offering price of each Fund's shares. The example assumes a purchase of shares of beneficial interest aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectuses at a price based on the net asset value per share of each Fund on March 31, 1997.

                                             Investors        TaxSaver            Maine           New Hampshire
                                               Bond             Bond            Municipal             Bond
                                               Fund             Fund            Bond Fund             Fund
                                             --------------------------------------------------------------------
Net Asset Value Per Share                    $ 10.19          $ 10.49             10.73               10.31

Sales Charge, 3.75% of offering
price (3.90% of net asset value
per share)                                   $  0.40          $  0.41              N/A                 N/A

Sales Charge, 2.50% of offering
price (2.56% of net asset value
per share)                                      N/A              N/A            $  0.27             $  0.26

Offering to Public                           $ 10.59          $ 10.90            $11.00              $10.57

In addition to the situations described in the Prospectus under "Purchases and Redemptions of Shares," the Trust may redeem shares involuntarily, from time to time, to reimburse a portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

The Trust has filed an election with the Securities and Exchange Commission pursuant to which a Fund will only effect a redemption in portfolio securities if a shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

The Funds may wire proceeds of redemptions to shareholders that have elected wire redemption privileges only if the wired amount is greater than $5,000. In addition, the Funds will only wire redemption proceeds to financial institutions located in the United States.

By use of telephone redemption and exchange privileges, the shareholder authorizes the Transfer Agent to act upon the instruction of any person representing himself either to be, or to have the authority to act on behalf of, the investor and believed by the Transfer Agent to be genuine. The records of the Transfer Agent of such instructions are binding. Proceeds of an exchange transaction may be invested in another Participating Fund (as defined below) in the name of the shareholder.

EXCHANGE PRIVILEGE

The exchange privilege permits shareholders of the Funds to exchange their shares for shares of any other fund of the Trust or shares of certain other portfolios of investment companies which retain FAS or its affiliates as investment adviser or distributor and which participate in the Trust's exchange privilege program ("Participating Fund"). For Federal income tax purposes, exchange transactions are treated as sales on which a purchaser will realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than his basis in such shares at the time of the transaction.

Exchange transactions will be made on the basis of relative net asset values per share at the time of the exchange transaction plus any sales charge applicable to the Participating Fund whose shares are being acquired. Shares of any Participating Fund may be redeemed and the proceeds used to purchase, without a sales charge, shares of any other Participating Fund that are offered without a sales charge. Shares of any Participating Fund purchased with a sales charge may be redeemed and the proceeds used to purchase, without a sales charge, shares of any other Participating Fund otherwise sold with a lesser or the same sales charge. If the Participating Fund purchased in the exchange transaction imposes a higher sales charge than was paid originally on the exchanged shares, the shareholder will be responsible for the difference between the two sales charges. Shares acquired through the reinvestment of dividends and distributions are deemed to have been acquired with a sales charge rate equal to that paid on the shares on which the dividend or distribution was paid.

The terms of the exchange privilege are subject to change, and the privilege may be terminated by any of the Participating Funds or the Trust. However the privilege will not be terminated, and no material change that restricts the availability of the privilege to shareholders will be implemented, without reasonable advance notice to shareholders.

INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT

The Investors Bond Fund offers an individual retirement plan (the "IRA") for individuals who wish to use shares of the Funds as a medium for funding individual retirement savings. Under the IRA, distributions of net investment income and capital gain will be automatically reinvested in the IRA established for the investor. The Fund's custodian furnishes custodial services to the IRAs for a service fee. Shareholders wishing to establish an IRA to invest in the Fund should contact the Transfer Agent for further details and information.

8. TAXATION

Qualification as a regulated investment company under the Internal Revenue Code of 1986 does not involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Funds must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to Federal income taxes on dividends and distributions by a Fund and assume that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to the investor's particular situation.

The Funds expect to derive substantially all of their gross income (exclusive of capital gain) from sources other than dividends. Accordingly, it is expected that most of the Funds' dividends or distributions will not qualify for the dividends-received deduction for corporations.

Certain listed options and regulated futures contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. A Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" from the application of section 1256.

With respect to equity or over-the-counter put and call options, gain or loss realized by a Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the respective Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by a Fund will be treated as short-term capital gain or loss. In general, if a Fund exercises an option, or if an option that a Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

9. OTHER INFORMATION

CUSTODIAN

Pursuant  to a  Custodian  Agreement,  The First  National  Bank of Boston,  100
Federal Street, Boston, Massachusetts 02106, acts as the custodian of each Fund's assets. The custodian's responsibilities include safeguarding and controlling the Funds' cash and securities, determining income and collecting interest on Fund investments.

COUNSEL

Legal matters in connection with the issuance of shares of beneficial interest of the Trust are passed upon by the law firm of Seward & Kissel, 1200 G Street, N.W., Washington, D.C. 20005

AUDITORS

               XXXXXXXXXXX, independent auditors, act as auditors for the Trust.

THE TRUST AND ITS SHARES

The Trust was originally incorporated in Maryland on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. On January 5, 1996, Forum Funds, Inc. was reorganized as a Delaware business trust. The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Funds) and may in the future divide portfolios or series into two or more classes of shares (such as Investor and Institutional Shares). Currently the authorized shares of the Trust are divided into 15 separate series.

Each share of each fund of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertain to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular portfolio or class, except if the matter affects only one portfolio or class or voting by portfolio or class is required by law, in which case shares will be voted separately by portfolio or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when required by Federal or state law. Shareholders (and Trustees) have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a portfolio is entitled to the shareholder's pro rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares, will receive the portion of the portfolio's net assets represented by the redeemed shares.


As of September 30, 1997, the officers and Directors of the Trust as a group owned less than 1% of the outstanding shares of each Fund. Also as of that date, the shareholders listed below owned or owned of record more than 5% of either Fund. From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As noted, certain of these shareholders are known to the Trust to hold their shares of record only and have no beneficial interest, including the right to vote, in the shares.

INVESTORS BOND FUND

                                                              PERCENTAGE OF FUND
                                                                 SHARES OWNED
SHAREHOLDER                                                      ------------
-----------
SEI Trust Company
c/o Irwin Union Bank & Trust                                         60.69%
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, Pennsylvania  19456

Firstrust Company National City Bank Trust Department
227 Main Street                                                      19.48%
Evansville, Indiana  47708

TAXSAVER BOND FUND

                                                              PERCENTAGE OF FUND
                                                                 SHARES OWNED
SHAREHOLDER                                                      ------------
-----------
SEI Trust Company
c/o Irwin Union Bank & Trust                                         46.99%
Attn: Mutual Fund Administrator
One Freedom Valley Drive
Oaks, Pennsylvania  19456

Leonore Zusman TTEE
Leonore Zusman Living Trust                                          10.48%
6439 Woodacre Ct.
Englewood, OH 45322


Lawrence L. Zusman TTEE
Lawrence L. Zusman Living Trust                                      9.72%
6439 Woodacre Ct.
Englewood, OH 45322

Firstrust Company National City Bank Trust Department
227 Main Street                                                      8.77%
Evansville, Indiana  47708

Mitchell Singer
5045 North Main Street
Suite 250                                                            5.57%
Dayton, OH  45415-3637

MAINE MUNICIPAL BOND FUND

                                                              PERCENTAGE OF FUND
                                                                 SHARES OWNED
SHAREHOLDER                                                      ------------
-----------
BARHART Company Nominee
Attn: Trust Department
P.O. Box 218                                                         5.13%
Bar Harbor, ME  04609

Merrill Lynch, Pierce, Fenner & Smith, Inc., For the
Sole Benefit of its Cusotmers Trade House Account                    5.02%
4800 Deer Lake Drive East, 3rd Floor
Jacksonville, FL  32216


NEW HAMPSHIRE BOND FUND

                                                              PERCENTAGE OF FUND
                                                                 SHARES OWNED
SHAREHOLDER                                                      ------------
-----------
Independence Trust
Attn: Linda Feliciano                                                43.95%
200 Bedford Street, 5th Floor
Manchester, NH  03105-0119


FINANCIAL STATEMENTS

The financial statements of each Fund for the year ended March 31, 1997 (which include a statement of assets and liabilities, a statement of operations, a statement of changes in net assets, notes to financial statements, financial highlights, a statement of investments and the auditors' report thereon) are included in the Annual Report to Shareholders of the Trust delivered along with this SAI and are incorporated herein by reference.

INVESTORS BOND FUND
TAXSAVER BOND FUND
MAINE MUNICIPAL BOND FUND
NEW HAMPSHIRE BOND FUND

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS


1.       CORPORATE AND MUNICIPAL BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Moody's rates corporate bond issues, including convertible debt issues, as follows:

Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those bonds in the Aa, A, Baa, Ba or B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

STANDARD AND POOR'S CORPORATION ("S&P")

S&P rates corporate bond issues, including convertible debt issues, as follows:

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated CCC have currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated C typically are subordinated to senior debt which as assigned an actual or implied CCC debt rating. This rating may also be used to indicate imminent default.

The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating Cl is reserved for income bonds on which no interest is being paid.

Bonds are rated D when the issue is in payment default, or the obligor has filed for bankruptcy. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will made during such grace period.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

FITCH INVESTORS SERVICE, INC. ("FITCH")

Fitch rates corporate bond issues, including convertible debt issues, as follows:

AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, shorter-term debt of these issuers is generally rate F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD, or D categories.

2.       PREFERRED STOCK

MOODY'S INVESTORS SERVICE, INC.

Moody's rates preferred stock as follows:

An issue rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment among preferred stock issues.

An issue rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

An issue rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

An issue rated baa is considered to be a medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

An issue rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

An issue  which is rated caa is likely to be in  arrears on  dividend  payments.
This rating designation does not purport to indicate the future status of payments.

An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

An issue which is rated c can be regarded as having extremely poor prospects of ever attaining any real investment standing. This is the lowest rated class of preferred or preference stock.

Note:   Moody's  applies  numerical   modifiers  1,  2  and  3  in  each  rating
classification from aa through b in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORPORATION

S&P rates preferred stock as follows:

AAA is the highest rating that is assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

A preferred stock rated C is a non-paying issue.

A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

3.       SHORT TERM MUNICIPAL LOANS

MOODY'S INVESTORS SERVICE, INC.

MIG-1/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the MIG-1/VMIG-1 group.

MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and, although not distinctly or predominantly speculative, there is specific risk.


STANDARD AND POOR'S CORPORATION

SP-1. Very strong or strong capacity to pay principal and interest. Those issues which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2. Satisfactory capacity to pay principal and interest.

SP-3. Speculative capacity to pay principal and interest.

4.       OTHER MUNICIPAL SECURITIES AND COMMERCIAL PAPER

MOODY'S INVESTORS SERVICE, INC.

Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2. Both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         --       Leading market positions in well-established industries.
         --       High rates of return on funds employed.
         --       Conservative capitalization structure with moderate reliance on debt and ample asset protection.
         --       Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         --       Well-established  access  to a range of  financial  markets and  assured  sources  of  alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S CORPORATION

S&P's two highest commercial paper ratings are A and B. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

FITCH INVESTORS SERVICE, INC.

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 rating.

F-3. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D.   Issues assigned this rating are in actual or imminent payment default.


5.  SHORT-TERM AND LONG-TERM DEBT RATINGS BY THOMSON BANKWATCH

         Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:

         "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

         "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB"  -  This  designation   represents  Thomson   BankWatch's  lowest
investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

INVESTORS BOND FUND
TAXSAVER BOND FUND
MAINE MUNICIPAL BOND FUND
NEW HAMPSHIRE BOND FUND

APPENDIX B - DESCRIPTION OF MUNICIPAL SECURITIES


1.       MUNICIPAL BONDS

Municipal  Bonds  which  meet  longer  term  capital  needs and  generally  have
maturities   of  more  than  one  year  when   issued,   have  three   principal
classifications:

GENERAL OBLIGATION BONDS are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

REVENUE BONDS in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated as described below.

PRIVATE ACTIVITY BONDS are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

While, at one time, the pertinent provisions of the Internal Revenue Code (the "Code") permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for owner-occupied housing, certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, certain manufacturing or industrial projects, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

Because of terminology formerly used in the Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multifamily housing revenues bonds, single family housing revenue bonds, industrial development revenue bonds and solid waste resource recovery revenue bonds.

Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

2.       MUNICIPAL NOTES

Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

TAX ANTICIPATION NOTES are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

TAX-EXEMPT COMMERCIAL PAPER is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

3.       MUNICIPAL LEASES

Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

INVESTORS BOND FUND
TAXSAVER BOND FUND

APPENDIX C - HEDGING STRATEGIES


As discussed in the Prospectus, the Adviser to each Fund may engage in certain options and futures strategies to attempt to hedge a Fund's portfolio. The instruments in which the Fund may invest include (i) options on securities and stock indexes, (ii) stock index and interest rate futures contracts ("futures contracts"), and (iii) options on futures contracts. Use of these instruments is subject to regulation by the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures are traded, and the Commodity Futures Trading Commission ("CFTC").

The various hedging and income strategies referred to herein and in each Fund's Prospectus are intended to illustrate the type of strategies that are available to, and may be used by, the Adviser in managing a Fund's portfolio. Depending on prevailing market conditions, use of these strategies may enable the Adviser to reduce investment risks to which a Fund may be subject. No assurance can be given, however, that any strategies will succeed.

The Funds will not use leverage in their hedging strategies. In the case of transactions entered into as a hedge, a Fund will hold securities or other options or futures positions whose values are expected to offset ("cover") its obligations thereunder. A Fund will not enter into a hedging strategy that exposes the Fund to an obligation to another party unless it owns either (1) an offsetting ("covered") position or (2) cash, U.S. government securities or other liquid assets with a value sufficient at all times to cover its potential obligations. Each Fund will comply with guidelines established by the SEC with respect to coverage and, if the guidelines so require, will set aside cash, U.S. government securities or other liquid assets in a segregated account with its custodian in the prescribed amount. Securities, options or futures positions used for cover and assets held in a segregated account cannot be sold or closed out while the hedging strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. The Funds may purchase put and call options written by others and write (sell) put and call options covering specified securities or stock index-related amounts. A put option (sometimes called a "standby commitment") gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security or specified amount of cash (on stock-index options) to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security or specified amount of cash (on stock-index options) or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying currency or security. A Fund may buy or sell both exchange-traded and over-the-counter ("OTC") options. A Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Adviser believes that a liquid secondary market for the option exists. When a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities or currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options are currently treated as illiquid securities.

A Fund may purchase call options on equity securities that the Adviser intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options may also be purchased as a means of participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. The Funds may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables a Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Fund may write covered call options when the Adviser believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs. The Fund may write covered put options only to effect closing transactions.

A Fund may purchase and write put and call options on stock indices in much the same manner as the equity and debt security options discussed above, except that stock index options may serve as a hedge against overall fluctuations in the securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using stock index options will depend on the extent to which price movements in the stock index selected correlate with price movements of the securities which are being hedged. Stock index options are settled exclusively in cash.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Funds may effectively terminate their right or obligation under an option contract by entering into a closing transaction. For instance, if a Fund wished to terminate its potential obligation to sell securities under a call option it had written, a call option of the same series (an identical call option) would be purchased by the Fund. Closing transactions essentially permit the Funds to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. In addition:

(1) The successful use of options as a hedging strategy depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities markets, or in the case of a stock index option, fluctuations in the market sector represented by the index.

(2) Options normally have expiration dates of up to nine months. Options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

(3) A position in an exchange listed option may be closed out only on an exchange which provides a market for identical options. Most exchange listed options relate to equity securities. Exchange markets for options on debt securities are relatively new and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. There is no assurance that a liquid secondary market will exist for any particular option at any specific time. If it is not possible to effect a closing transaction, a Fund would have to exercise the option which it purchased in order to realize any profit. The inability to effect a closing transaction on an option written by a Fund may result in material losses to that Fund.

(4) The Funds' activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs.

FUTURES STRATEGIES. Several interest rate futures contracts currently are traded; these include various futures contracts on Treasury bonds, notes and bills on the Chicago Board of Trade as well as a 30 Interest Rate contract also traded on the Chicago Board of Trade. Futures contracts on a municipal bond index are traded on the Chicago Board of Trade. This index assigns relative values, which fluctuate in accordance with current market conditions, to the municipal bonds comprising the index. Options on various of these futures contracts are also traded.

A futures contract is a bilateral agreement wherein one party agrees to accept, and the other party agrees to make, delivery of cash or securities as called for in the contract at a specified future date and at a specified price. For stock index futures contracts, delivery is of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the time of the contract and the close of trading of the contract. For interest rate futures contracts, delivery is of the underlying debt securities.


A Fund may use interest rate futures contracts and options thereon to hedge its portfolio against changes in the general level of interest rates. A Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt security which the Fund intended to purchase in the future. A Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates.

A Fund may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities which the Fund planned to acquire at a future date. The purchase of a call option on an interest rate futures contracts is analogous to the purchase of a call option on an individual debt security which can be used as a temporary substitute for a position in the security itself. A Fund may also write covered call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio or purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. The following relate to each Fund's use of futures contracts and options on futures contracts and, to the extent in the future they were to be permitted, foreign currency and other options traded on a commodities exchange (collectively, "futures contracts and related options").

No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, a Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or U.S. government securities generally equal to 5% or less of the contract value. This amount is known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies, a process known as "marking to the market." When writing a call option on a futures contract, variation margin must be deposited in accordance with applicable exchange rules. The initial margin in futures transactions is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

Holders and writers of futures and related options can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, a futures contract or related option with the same terms as the position held or written. Positions in futures contracts may be closed only on an exchange providing a secondary market for the futures contracts.

Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions. In such event, it may not be possible for a Fund to close a position, and in the event of adverse price movements, a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). In addition:

(1) Successful use by a Fund of futures contracts and related options will depend upon the Adviser's ability to predict accurately movements in the direction of the overall securities and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current level of the underlying instrument but to the anticipated levels at some point in the future; thus, for example, trading of index futures may not reflect the trading of the securities which are used to formulate an index or even actual fluctuations in the relevant index itself.

(2) The price of futures contracts may not correlate perfectly with movement in the price of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities which cause this situation to occur. As a result, a correct forecast of general market trends may still not result in successful hedging through the use of futures contracts over the short term. Activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

(3) Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin.

(4) Like other options, options on futures contracts have a limited life. The Funds will not trade options on futures contracts unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with options are not greater than the risks in connection with futures transactions.

(5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs is all that is at risk. Sellers of options on futures contracts, however, must post an initial margin and are subject to additional margin calls which could be substantial in the event of adverse price movements.

(6) Each Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions.

MAINE MUNICIPAL BOND FUND

APPENDIX D - HEDGING STRATEGIES


1.       BOND INDEX FUTURES

Futures contracts on a municipal bond index (the "Index") are traded on the Chicago Board of Trade. Maine Municipal Bond Fund may seek to hedge itself against changes in interest rates by purchasing and selling futures contracts on the Index or any municipal bond index hereafter approved for trading by the Commodity Futures Trading Commission. The Index assigns numerical values to the municipal securities comprising the Index and, based on those values, fluctuates in accordance with market movements of the municipal bonds comprising the Index. The purchaser or seller of a futures contract on the Index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the Index on the expiration date of the contract, "current contract value," and the price at which the contract was originally purchased or sold.
No physical delivery of the municipal bonds underlying the Index is made.

BOND INDEX FUTURES CHARACTERISTICS. Unlike the purchase or sale of a specific security by the Fund, no price is paid or received by the Fund upon the purchase or sale of an index futures contract. Initially, the Fund will be required to deposit with the broker through which such transaction is effected or in a segregated account with the Fund's custodian an amount of cash or U.S. Treasury bills equal to a specified dollar amount per contract as of the date thereof. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker will be made on a daily basis as the price of the underlying index fluctuates, a process known as "marking to the market." For example, when the Fund has purchased an index futures contract and the price of the futures contract has risen in response to a rise in the Index, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased an index futures contract and the price of the futures contract has declined in response to a decrease in the Index, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

RISKS OF TRANSACTIONS IN INDEX FUTURES. There are several risks in connection with the use of index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the index futures and the hedge. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the underlying securities, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures of a greater contract value than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the Index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer index futures if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the Index, or it is otherwise deemed to be appropriate by the Adviser. It is also possible that, where the Fund has sold index futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in the value of its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the Index, although there may be deviations arising from differences between the composition of the Fund's portfolios and the securities comprising the Index.

When index futures are purchased to hedge against possible increases in the price of municipal bonds before the Fund is able to invest its cash (or cash equivalents) in municipal bonds in an orderly fashion, it is possible that the market may decline instead. If the Fund then determines not to invest in municipal bonds at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the index futures that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the price of index futures may not correlate perfectly with movement in the Index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the Index and the index futures markets. Secondly, from the point of view of speculators, deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the index futures market may also cause temporary price distortions. Due to the possibility of price distortion in the index futures market, and because of the imperfect correlation between the movements in the Index and movements in the price of index futures, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction over a short time frame.

Positions in futures on the Index may be closed out only on the Chicago Board of Trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell index futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close an index futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event index futures have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the index futures. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures markets and thus provide an offset on index futures.

Successful use of index futures by the Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the municipal bond markets. For example, if the Fund has hedged against the possibility of a decline in the municipal bond market and bond prices increase instead, the Fund will lose part or all of the benefit of the increased value of the portfolio securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell portfolio securities at a time when it may be disadvantageous to do so.

2.       OTHER FUTURES CONTRACTS AND OPTIONS ON FUTURES

The Fund may invest in certain other financial futures contracts ("futures contracts") and options thereon. The Fund may sell a futures contract or a call option thereon or purchase a futures contract or a put option thereon as a hedge against a decrease in the value of the Fund's securities. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts as described under "Bond Index Futures Characteristics."

Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a futures contract sale is effected by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the purchase price of the offsetting transaction exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the holder is not required to make daily payments of cash to reflect the change in the value of the underlying contract as would be the case for a purchaser or seller of a futures contract. The value of the option does change and is reflected in the net asset value of the Fund.

Currently, futures contracts can be purchased on certain debt securities issued by the U.S. Treasury, certificates of the Government National Mortgage Association and bank certificates of deposit. The Fund may invest in futures contracts covering these types of financial instruments as well as in new types of such contracts that become available in the future.

Financial futures contracts are traded in an auction environment on the floors of several exchanges --principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily account of deposit or withdrawals of margin.

Investing in futures contracts involves the risks of imperfect correlations, secondary market illiquidity and the Adviser's incorrect predictions of market movements, as described under "Bond Index Futures Characteristics."

Put and call options on financial futures have characteristics similar to those of other options. For a further description of options, see "Put and Call Options" below.

In addition to the risks associated with investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

The Fund may not enter into futures contracts or related options thereon if immediately thereafter (i) the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets or (ii) the sum of the current contract values of open futures contracts purchased and sold by the Fund would exceed 30% of the value of the Fund's total assets. In instances involving the purchase of futures contracts by the Fund, an amount equal to the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

3.       PUT AND CALL OPTIONS

The Fund may purchase put and call options written by others and write put and call options covering the types of securities in which the Fund may invest. A put option (sometimes called a "standby commitment") gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price. The Fund will not purchase any option if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Fund would exceed 5% of the value of its total assets; a Fund will not write any option (other than options on futures contracts) if, immediately thereafter, the aggregate value of its portfolio securities subject to outstanding options would exceed 30% of its total assets.

When the Fund writes a put option it maintains in a segregated account cash or U.S. Government securities in an amount adequate to purchase the underlying security should the put be exercised. When the Fund writes a call option it must own at all times during the option period either the underlying securities or an offsetting call option on the same securities. If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price.

The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described below. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

The Fund may dispose of an option which it has purchased by entering into a "closing sale transaction" with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. The Fund realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option.

The Fund may terminate its obligation to the holder of an option written by the Fund through a "closing purchase transaction." The Fund may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. The Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction is more or less than the premium received by the Fund from writing the option.

                                     PART C
                                OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(A)      FINANCIAL STATEMENTS.

         None

 (b)     EXHIBITS.

NOTE: * INDICATES THAT THE EXHIBIT IS INCORPORATED HEREIN BY REFERENCE. ALL REFERENCES TO A POST-EFFECTIVE AMENDMENT ("PEA") OR PRE-EFFECTIVE AMENDMENT ("PREEA") ARE TO PEAS AND PREEAS TO REGISTRANT'S REGISTRATION STATEMENT ON FORM N-1A, FILE NO. 2-67052.

     (1)* Copy of the Trust Instrument of the Registrant dated August 29, 1995 (filed as Exhibit 1 to PEA No. 34 via EDGAR on May 9, 1996, accession number 0000912057-96-008780).

     (2)* Copy of By-Laws of the Registrant (filed as Exhibit (2) to PEA No. 43 via EDGAR on July 31, 1997, accession number 0000912057-97-025707)

     (3)  None.

     (4) (a) Sections 2.04 and 2.06 of Registrant's Trust Instrument provide as follows:

                                    "SECTION 2.04 TRANSFER OF SHARES.  Except as
                           otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer and such evidence of the genuineness of such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

                                    "SECTION 2.06  ESTABLISHMENT OF SERIES.  The
                           Trust created hereby shall consist of one or more Series and separate and distinct records shall be maintained by the Trust for each Series and the assets associated with any such Series shall be held and accounted for separately from the assets of the Trust or any other Series. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series of the Trust, to establish and designate and to change in any manner any such Series of Shares or any classes of initial or additional Series and to fix such preferences, voting powers, rights and privileges of such Series or classes thereof as the Trustees may from time to time determine, to divide or combine the Shares or any Series or classes thereof into a greater or lesser number, to classify or reclassify any issued Shares or any Series or classes thereof into one or more Series or classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. The establishment and designation of any Series shall be effective upon the adoption of a resolution by a majority of the Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series. A Series may issue any number of Shares and need not issue shares. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may by a majority vote abolish that Series and the establishment and designation thereof.

                                    "All  references  to  Shares  in this  Trust
                           Instrument shall be deemed to be Shares of any or all Series, or classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust, and each class thereof, except as the context otherwise requires.

                                    "Each  Share of a Series of the Trust  shall
                           represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a
                           Series shall be entitled to receive his pro rata share of all distributions made with respect to such Series. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust."

         (5)   (a)* Form of Investment Advisory Agreement between Registrant and
                    Forum Advisors, Inc. (filed as Exhibit 5(a) to PEA No. 33 via EDGAR on January 5, 1996, accession number 0000912057-96-000216).

               (b)* Form of Investment Advisory Agreement between Registrant and
                    H.M. Payson & Co. relating to the Payson Value Fund and the Payson Balanced Fund (filed as Exhibit 5(b) to PEA No. 33 via EDGAR on January 5, 1996, accession number 0000912057-96-000216).

               (c)* Investment  Advisory Agreement between Registrant and Quadra
                    Capital  Partners,  L.P. (filed as Exhibit (5)(c) to PEA No.
                    41 via EDGAR on December 31, 1996, accession number 0000912057-96-030646).

               (d)* Investment  Subadvisory  Agreement  between  Quadra  Capital
                    Partners, L.P. and Anhalt/O'Connell,  Inc. (filed as Exhibit
                    (5)(d) to PEA No. 41 via EDGAR on December 31, 1996, accession number 0000912057-96-030646).

               (e)* Investment  Subadvisory  Agreement  between  Quadra  Capital
                    Partners, L.P. and Carl Domino Associates, L.P. (filed as Exhibit (5)(e) to PEA No. 41 via EDGAR on December 31, 1996, accession number 0000912057-96-030646).

               (f)* Investment  Subadvisory  Agreement  between  Quadra  Capital
                    Partners, L.P. and McDonald Investment Management, Inc. (filed as Exhibit (5)(f) to PEA No. 41 via EDGAR on December 31, 1996, accession number 0000912057-96-030646).

               (g)* Investment  Subadvisory  Agreement  between  Quadra  Capital
                    Partners, L.P. and LM Capital Management, Inc. (filed as Exhibit (5)(g) to PEA No. 41 via EDGAR on December 31, 1996, accession number 0000912057-96-030646).

               (j) Investment Advisory Agreement between the Registrant and Austin Investment Management, Inc. (filed as Exhibit (5)(j) to PEA No. 43 via EDGAR on July 31, 1997, accession number 0000912057-97-025707).

               (k) Investment Advisory Agreement between the Registrant and Oak Hall Capital Advisors, Inc. (filed as Exhibit (5)(k) to PEA No. 43 via EDGAR on July 31, 1997, accession number 0000912057-97-025707).

               (l)* Investment   Advisory   Agreement   between   Norwest   Bank
                    Minnesota, N.A. and Core Trust (Delaware) relating to Index Portfolio (filed as Exhibit 5(a) ro Amendment No. 5 the Registration Statement of Core Trust (Delarware), File No. 811-8858, via EDGAR on September 30, 1996, accession number 0000912057-96-021568).

               (m)* Investment   Advisory  Agreement  between  Schroder  Capital
                    Management International, Inc. and Schroder Capital Funds, relating to Schroder U.S. Smaller Companies Portfolio, International Equity Fund and Schroder Emerging Markets Fund Institutional Portfolio (filed as Exhibit 5 to Amendment No. 1 to the Registration Statement of Schroder Capital Funds, File No. 811-9130, via EDGAR on August 9, 1996, accesssion number 0000898432-96-000341.

         (6)   (a)* Form  of  Management  and  Distribution   Agreement  between
                    Registrant  and Forum  Financial  Services,  Inc.  (filed as
                    Exhibit 6(a) to PEA No. 33 via EDGAR on January 5, 1996, accession number 0000912057-96-000216).

               (b)* Form of Distribution  Services  Agreement between Registrant and Forum Financial Services, Inc. (filed as Exhibit 6(b) to PEA No. 33 via EDGAR on January 5, 1996, accession number 0000912057-96-000216).

               (c)* Form of Selected  Dealer  Agreement  between Forum Financial
                    Services, Inc. and securities brokers (filed as Exhibit 6(c) to PEA 21).

               (d)* Form of Bank Affiliated  Selected Dealer  Agreement  between
                    Forum Financial Services,  Inc. and bank affiliates filed as
                    Exhibit 6(d) of PEA 21).

               (e) Form of Administration Agreement between Registrant and Forum Administrative Services, LLC (filed as Exhibit 6(e) to PEA No. 43 via EDGAR on July 31, 1997, accession number 0000912057-97-025707).

               (f) Form of Distribution Agreement between Registrant and Forum Financial Services, Inc. (filed as Exhibit 6(f) to PEA No. 43 via EDGAR on July 31, 1997, accession number 0000912057-97-025707).

         (7)      None.

         (8)   (a)* Form of Transfer  Agency  Agreement  between  Registrant and
                    Forum Financial Corp. (filed as Exhibit 8(a) to PEA No. 33 via EDGAR on January 5, 1996, accession number 0000912057-96-000216).

               (b)* Form of Custodian Agreement between Registrant and the First
                    National Bank of Boston (filed as Exhibit 8(b) to PEA No. 33 via EDGAR on January 5, 1996, accession number 0000912057-96-000216).

         (9)   (a)* Form of Management  Agreement  between  Registrant and Forum
                    Financial Services, Inc. (filed as Exhibit 9(a) to PEA No. 33 via EDGAR on January 5, 1996, accession number 0000912057-96-000216).

          (10)*Opinion  of  Seward & Kissel  dated  January  5,  1996  (filed as
               Exhibit 10 of PEA No. 33 via EDGAR on January 5, 1996, accession number 0000912057-96-000216).

          (11) None.

          (12) None.

          (13)*Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of registrant (filed as Exhibit 13 to Registration Statement).

          (14)*Form of Disclosure Statement and Custodial Account Agreement applicable to individual retirement accounts (filed as Exhibit 14 of PEA No. 21).

         (15)   a)* Form of Rule 12b-1 Plan adopted by the Registrant  (filed as
                    Exhibit 15 of PEA No. 16).

               (b)* Rule 12b-1 Plan  adopted by the  Registrant  with respect to the Payson Value Fund and the Payson Balanced Fund (filed as
                    Exhibit 8(c) of PEA No. 20).

          (16) Schedule of Sample Performance Calculations (filed as Exhibit 16 to PEA No. 43 via EDGAR on July 31, 1997, accession number 0000912057-97-025707).


         Other Exhibits*:

               Powers of Attorney (filed as Exhibit 99 to PEA No. 34 via EDGAR on May 9, 1996, accession number 0000912057-96-008780).

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES AS OF SEPTEMBER 30, 1997


         TITLE OF CLASS                                        NUMBER OF HOLDERS
         --------------                                       ------------------
         Investors Bond Fund                                                  74
         TaxSaver Bond Fund                                                   48
         Daily Assets Cash Fund                                               15
         Daily Assets Treasury Fund                                           73
         Daily Assets Government Fund                                          0
         Daily Assets TaxSaver Fund                                            0
         Payson Value Fund                                                   312
         Payson Balanced Fund                                                378
         Maine Municipal Bond Fund                                           387
         New Hampshire Bond Fund                                              78
         Austin Global Equity Fund                                            12
         Oak Hall Equity Fund                                                199
         Quadra Limited Maturity Treasury Fund                                 4
         Quadra Value Equity Fund                                             16
         Quadra International Equity Fund                                     10
         Quadra Opportunistic Bond Fund                                        6

ITEM 27. INDEMNIFICATION.

     In accordance with Section 3803 of the Delaware Business Trust Act, SECTION
5.2 of the Registrant's Trust Instrument provides as follows:

         "5.2.    INDEMNIFICATION.

                  "(a)    Subject to the exceptions and limitations contained in
                  Section (b) below:

                           "(i) Every  Person who is, or has been,  a Trustee or
                  officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                           "(ii)  The  words  "claim,"   "action,"   "suit,"  or
                  "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                  "(b)     No indemnification shall be provided hereunder to a
                  Covered Person:

                           "(i) Who shall  have been  adjudicated  by a court or
                  body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office or (B) not to have acted in good faith in the reasonable belief that Covered Person's action was in the best interest of the Trust; or

                           "(ii) In the event of a settlement,  unless there has
                  been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office,

                           "(A) By  the  court  or  other  body  approving   the
                           settlement;

                           "(B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                           "(C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

                  provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

                  "(c) The  rights of  indemnification  herein  provided  may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

                  "(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

                  "(e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

                  "(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder's heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series."

Paragraph 4 of each Investment Advisory Agreement provides in substance as follows:

         "4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or and to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder."

Paragraphs 3(f) and (g) and paragraph 5 of the Management and Distribution Agreement provide as follows:

         "(f) We agree to indemnify, defend and hold you, your several officers and directors, and any person who controls you within the meaning of
         Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which you, your officers and directors or any such controlling person may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in our Registration Statement or Prospectus in effect from time to time under the Securities Act or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading; provided, however, that in no event shall anything contained in this paragraph 3(f) be so construed as to protect you against any liability to us or our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties under this paragraph. Our agreement to indemnify you, your officers and directors and any such controlling person as aforesaid is expressly conditioned upon our being notified of any action brought against you, your officers and directors or any such controlling person, such notification to be given by letter or by telegram addressed to us at our principal office in New York, New York, and sent to us by the person against whom such action is brought within ten days after the summons or other first legal process shall have been served. The failure so to notify us of any such action shall not relieve us from any liability which we may have to the person against whom such action is brought by reason of any such alleged untrue statement or omission otherwise than on account of our indemnity agreement contained in this paragraph 3(f). We will be entitled to assume the defense of any suit brought to enforce any such claim, and to retain counsel of good standing chosen by us and approved by you. In the event we do elect to assume the defense of any such suit and retain counsel of good standing approved by you, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case we do not elect to assume the defense of any such suit, or in case you do not approve of counsel chosen by us, we will reimburse you or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by you or them. Our indemnification agreement contained in this paragraph 3(f) and our representations and warranties in this agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of you, your officers and directors or any controlling person and shall survive the sale of any shares of our common stock made pursuant to subscriptions obtained by you. This agreement of indemnity will inure exclusively to your benefit, to the benefit of your successors and assigns, and to the benefit of your officers and directors and any controlling persons and their successors and assigns. We agree promptly to notify you of the commencement of any litigation or proceeding against us in connection with the issue and sale of any shares of our common stock.

         "(g) You agree to indemnify, defend and hold us, our several officers and directors, and person who controls us within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities, and expenses (including the cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which we, our officers or directors, or any such controlling person may incur under the Act or under common law or otherwise, but only to the extent that such liability, or expense incurred by us, our officers or directors or such controlling person resulting from such claims or demands shall arise out of or be based upon any alleged untrue statement of a material fact contained in information furnished in writing by you in your capacity as distributor to us for use in our Registration Statement or Prospectus in effect from time to time under the Act, or shall arise out of or be based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement or Prospectus or necessary to make such information not misleading. Your agreement to indemnify us, our officers and directors, and any such controlling person as aforesaid is expressly conditioned upon your being notified of any action brought against us, our officers or directors or any such controlling person, such notification to be given by letter or telegram addressed to you at your principal office in New York, New York, and sent to you by the person against whom such action is brought, within ten days after the summons or other first legal process shall have been served. You shall have a right to control the defense of such action, with counsel of your own choosing, satisfactory to us, if such action is based solely upon such alleged misstatement or omission on your part, and in any other event you and we, our officers or directors or such controlling person shall each have the right to participate in the defense or preparation of the defense of any such action. The failure so to notify you of any such action shall not relieve you from any liability which you may have to us, to our officers or directors, or to such controlling person by reason of any such untrue statement or omission on your part otherwise than on account of your indemnity agreement contained in this paragraph 3(g).

         "5 We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder."


Section 9(a) of the Distribution Services Agreement provides:

         "The Company agrees to indemnify, defend and hold the Underwriter, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Underwriter or any such controlling person may incur, under the Securities Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Company's Registration Statement or the Prospectus or Statement of Additional Information in effect from time to time under the Securities Act and relating to the Fund or arising out of or based upon any alleged omission to state a material fact required to be stated in any thereof or necessary to make the statements in any thereof not misleading; provided, however, that in no event shall anything herein contained be so construed as to protect the Underwriter against any liability to the Company or its security holders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the Underwriter's reckless disregard of its obligations and duties under this agreement. The Company's agreement to indemnify the Underwriter and any controlling person as aforesaid is expressly conditioned upon the Company's being notified of the commencement of any action brought against the Underwriter or any such controlling person, such notification to be given by letter or by telegram addressed to the Company at its principal office in New York, New York, and sent to the Company by the person against whom such action is brought within ten days after the summons or other first legal process shall have been served. The Company will be entitled to assume the defense of any suit brought to enforce any such claim, and to retain counsel of good standing chosen by the Company and approved by the Underwriter. In the event the Company elects to assume the defense of any such suit and retain counsel of good standing approved by the Underwriter, the defendants in the suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Company does not elect to assume the defense of the suit or in case the Underwriter does not approve of counsel chosen by the Company, the Company will reimburse the Underwriter or the controlling person or persons named defendant or defendants in the suit for the fees and expenses of any counsel retained by the Underwriter or such person. The indemnification agreement contained in this Section 9 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person and shall survive the sale of the Fund's shares made pursuant to subscriptions obtained by the Underwriter. This agreement of indemnity will inure exclusively to the benefit of the Underwriter, to the benefit of its successors and assigns, and to the benefit of any controlling persons and their successors and assigns. The Company agrees promptly to notify the Underwriter of the Underwriter of the commencement of any litigation or proceeding against the Company in connection with the issue and sale of any of shares of the Fund. The failure to do so notify the Company of the commencement of any such action shall not relieve the Company from any liability which it may have to the person against whom the action is brought by reason of any alleged untrue statement or omission otherwise than on account of the indemnity agreement contained in this Section 9."

In so far as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

Forum Advisors, Inc.

         The descriptions of Forum Advisors, Inc. under the caption "Management-Adviser" in the Prospectus and Statement of Additional Information relating to the Investors Bond Fund, the TaxSaver Bond Fund, the Daily Assets Cash Fund, the Daily Assets Government Fund, the Daily Assets Treasury Fund, the Maine Municipal Bond Fund, the New Hampshire Bond Fund, constituting certain of Parts A and B, respectively, of the Registration Statement are incorporated by reference herein.

         The following are the directors and officers of Forum Advisors, Inc., Two Portland Square, Portland, Maine 04101, including their business connections which are of a substantial nature.

         John Y. Keffer, President and Secretary.

                    Chairman and President of the Registrant; President of Forum Financial Services, Inc. and of Forum Financial Corp., Mr. Keffer is a director and/or officer of various registered investment companies for which Forum Administrative Services, LLC serves as administrator and for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

         Sara M. Morris, Treasurer.

                    Treasurer  of Forum  Financial  Services,  Inc. and of Forum
                    Financial Corp., Ms. Morris is an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

         David I. Goldstein, Secretary.

                    Secretary of Forum Financial Services, Inc. and of Forum Financial Corp., Mr. Goldstein is an officer of various registered investment companies for which Forum Administrative Services serves as administrator and for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

         Margaret J. Fenderson, Assistant Treasurer.

                    Ms. Fenderson is Assistant Treasurer of Forum Financial Services, Inc. and of Forum Financial Corp.

         Dana Lukens, Assistant Secretary.

                    Mr.  Lukens  is  Assistant   Secretary  of  Forum  Financial
                    Services, Inc. and of Forum Financial Corp.

H.M. Payson & Co.

         The descriptions of H.M. Payson & Co. under the caption "Management - Adviser" in the Prospectus and Statement of Additional Information, with respect to the Payson Value Fund and the Payson Balanced Fund, constituting certain of Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The following are the directors and principal executive officers of H.M. Payson & Co., including their business connections which are of a substantial nature. The address of H.M. Payson & Co. is One Portland Square, Portland, Maine 04101.

         Adrian L. Asherman, Managing Director.

               Portfolio Manager of H.M. Payson & Co. since 1955, General Partner from 1964 to 1987 and Managing Director since 1987. His address is One Portland Square, Portland, Maine 04101.

         John C. Downing, Managing Director and Treasurer.

               Portfolio Manger of H.M. Payson since 1983 and Managing Director since 1992. Mr. Downing has been associated with H.M. Payson since 1983. His address is One Portland Square, Portland, Maine 04101.

         William A. Macleod, Managing Director.

               Portfolio  Manager of H.M.  Payson & Co.  since 1984 and Managing
               Director  since  1989.  His  address  is  One  Portland   Square,
               Portland, Maine 04101.

         Thomas M. Pierce, Managing Director.

               Portfolio Manager of H.M. Payson & Co. since 1975, General Partner from 1981 to 1987 and Managing Director since 1987. His address is One Portland Square, Portland, Maine 04101.

         Peter E. Robbins, Managing Director.

               Portfolio Manager of H.M. Payson & Co. since 1992, except for the period from January 1988 to October 1990. During that period, Mr. Robbins was president of Mariner Capital Group, a real estate development and non-financial asset management business. General Partner of H.M. Payson & Co. from 1986 to 1987, and Managing Director from 1987 to 1988, and since 1993.

         John H. Walker, Managing Director and President.

               Portfolio Manager of H.M. Payson & Co. since 1967, General Partner from 1974 to 1987, and Managing Director since 1987. Mr. Walker is also a Director of York Holding Company and York Insurance Company. His address is One Portland Square, Portland, Maine 04101.

         Teresa M. Esposito, Managing Director.

               Managing Director of H.M. Payson & Co. since 1995. Her address is One Portland Square, Portland, Maine 04101.

         John C. Knox, Managing Director.

               Managing Director of H.M. Payson & Co. since 1995. His address is One Portland Square, Portland, Maine 04101.

         Harold J. Dixon, Managing Director and Secretary.

               Managing Director of H.M. Payson & Co. since 1995. His address is One Portland Square, Portland, Maine 04101.

         Laura McDill, Managing Director.

               Managing Director of H.M. Payson & Co. since 1995. Her address is One Portland Square, Portland, Maine 04101.

Austin Investment Management, Inc.

       The description of Austin Investment Management, Inc. under the caption "Management - Adviser" in the Prospectus and Statement of Additional Information with respect to the Austin Global Equity Fund, constituting part of Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

       The following is the director and principal executive officer of Austin Investment Management, Inc. 375 Park Avenue, New York, New York 10152, including his business connections which are of a substantial nature.

       Peter Vlachos, Director, President Treasurer and Secretary

Oak Hall Capital Advisors, Inc.

       The description of Oak Hall Capital Advisors, Inc. under the caption "Management - Advisor" in the Prospectus and Statement of Additional Information with respect to the Oak Hall Equity Fund, constituting part of Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

       The following are the directors and principal executive officers of, Oak Hall Capital Advisors, Inc. 122 East 42nd Street, New York, New York 10168, including their business connections which are of a substantial nature.

       Alexander G. Anagnos, Director and Portfolio Manager.

            Consultant to American Services Corporation and Financial Advisor to WR Family Associates.

       Lewis G. Cole, Director.

             Partner, the Law Firm of Strook, Strook & Lavan.

       John C. Hathaway, President, director and Portfolio Manager.

       John J. Hock, Executive Vice President.

       Charles D. Klein, Portfolio Manager.

             Director, American Securities Corporation and Financial Advisor to WR Family Associates.

       David P. Steinmann, Executive Vice President, Secretary and Treasurer.

             Administrator WR Family Associates and Secretary and Treasurer of American Securities Corporation.

Carl Domino Associates, L.P.

       The description of Carl Domino Associates, L.P. under the caption "Management - Advisor" in the Prospectus and Statement of Additional Information with respect to the Quadra Value Equity Fund, constituting part of Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

       The following are the directors and principal executive officers of, Carl Domino Associates, L.P., 580 Village Blvd., West Palm Beach, FL 33409 including their business connections which are of a substantial nature.

       Carl J. Domino, Managing Partner & Portfolio Manager.

       Paul Scoville, Jr., Senior Portfolio Manager.

       Ann Fritts Syring, Senior Portfolio Manager.

       John Wagstaff-Callahan, Senior Portfolio Manager.

               Prior   to   joining   Carl   Domino   Associates,    L.P.,   Mr.
               Wagstaff-Callahan was a Trustee with Batterymarch Financial Management, Boston, Massachusetts.

       Stephen Krider Kent, Jr., Senior Portfolio Manager.

               Prior to joining Carl Domino Associates, L.P., Mr. Kent was a Senior Portfolio Manager with Gamble, Jones Holbrook & Bent, Carlsbad, California.

Anhalt/O'Connell, Inc.

       The description of Anhalt/O'Connell, Inc. under the caption "Management - Advisor" in the Prospectus and Statement of Additional Information with respect to the Quadra Limited Maturity Treasury Fund, constituting part of Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

       The following are the directors and principal executive officers of, Anhalt/O'Connell, Inc., 345 South Figueroa Street, Suite 303, Los Angeles, CA, including their business connections which are of a substantial nature.

       Paul Edward Anhalt, Managing Director and Chairman.

               Mr. Anhalt is also a partner of Anhalt/O'Connell, a partnership, and was formerly Managing Director and Consulting Economist of Trust Company of the West.

       Michael Frederick O'Connell, Managing Director

               Mr. O'Connell is also a partner of Anhalt/O'Connell, a partnership, and was formerly Managing Director of Trust Company of the West and Vice President of Institutional Research Services, Inc., a registered broker-dealer.

LM Capital Management, Inc.

       The description of LM Capital Management, Inc., under the caption "Management - Advisor" in the Prospectus and Statement of Additional
       Information with respect to the Quadra Opportunistic Bond Fund, constituting part of Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

       The following are the directors and principal executive officers of, LM Capital Management, Inc., including their business connections which are of a substantial nature.

       Luis Malzel, Managing Director.

       John Chalker, Managing Director

McDonald Investment Management, Inc.

       The description of McDonald Investment Management, Inc., under the caption "Management - Advisor" in the Prospectus and Statement of Additional Information with respect to the Quadra International Equity Fund, constituting part of Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

       The  following are the  directors  and  principal  executive  officers of
       McDonald   Investment   Management,   Inc.,   including   their  business
       connections which are of a substantial nature.

       John McDonald, President and Chief Investment Officer.

       Ron Belcot, Vice President - Research and Trading.

       Bill Hallman, Vice President.

       Ray DiBernardo, Vice President., Managing Director

             Mr. DiBernardo was formerly a portfolio manager with Royal Trust.

Smith Asset Management Group, L.P.

       The description of Smith Asset Management Group, L.P., under the caption "Management - Investment Advisory Services" in the Prospectus and Statement of Additional Information with respect to the Quadra Growth Fund, constituting part of Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

       The following are the directors and principal executive officers of Smith Asset Management Group, L.P., including their business connections which are of a substantial nature.

       Mr. Stephen Smith, Chief Investment Officer

ITEM 29. PRINCIPAL UNDERWRITER.

         (a) Forum Financial Services, Inc., Registrant's underwriter, serves as underwriter to Core Trust (Delaware), The CRM Funds, The Cutler Trust, The Highland Family of Funds, Monarch Funds, Norwest Funds, Norwest Select Funds and Sound Shore Fund, Inc.

         (b) John Y. Keffer, President of Forum Financial Services, Inc., is the Chairman and President of the Registrant. Sara M. Morris is the Treasurer of Forum Financial Services. David I. Goldstein, Secretary of Forum Financial Services, Inc., is the Secretary of the Registrant. Margaret J. Fenderson is the Assistant Treasurer of Forum Financial Services, Inc. and Dana Lukens is the Assistant Secretary of Forum Financial Services, Inc. Their business address is Two Portland Square, Portland, Maine 04101.

         (c)      Not Applicable.

ITEM 30. LOCATION OF BOOKS AND RECORDS.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Forum Administrative Services, LLC and Forum Financial Corp., Two Portland Square, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts 02106. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser or subadviser, as listed in Item 28 hereof.

ITEM 31. MANAGEMENT SERVICES.

         Not Applicable.

ITEM 32. UNDERTAKINGS.

(i) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders relating to the portfolio or class thereof to which the prospectus relates upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Portland, and State of Maine on the 17th day of October, 1997.

                                                   FORUM FUNDS


                                                   By: /s/ John Y. Keffer
                                                       ----------------------
                                                       John Y. Keffer, President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registrant's Registration Statement has been signed below by the following persons on the 17th day of October, 1997.

                      SIGNATURES                                                TITLE
                      ----------                                                -----
(a)      Principal Executive Officer

              /s/ John Y. Keffer                                                President
              ------------------                                                and Chairman
              John Y. Keffer

(b)      Principal Financial and Accounting Officer

              /s/ Robert B. Campbell                                            Treasurer
             -----------------------
              Robert B. Campbell

(c)      A majority of the Trustees

              /s/ John Y. Keffer                                                Trustee
              ----------------------
              John Y. Keffer

              James C. Cheng*                                                   Trustee
              J. Michael Parish*                                                Trustee
              Costas Azariadis*                                                 Trustee

              By: /s/ John Y. Keffer
                  --------------------
                  John Y. Keffer
                  Attorney in Fact*
